CREDIT  ASSET
SUISSE  MANAGEMENT


CREDIT SUISSE FUNDS
Prospectus

CLASS A SHARES

November 30, 2001



-   CREDIT SUISSE
    MUNICIPAL BOND FUND




As with all mutual funds, the Securities and Exchange Commission has not approved this fund, nor has it passed upon the adequacy or accuracy of this PROSPECTUS. It is a criminal offense to state otherwise.


Credit Suisse Funds are advised by Credit Suisse Asset Management, LLC.

                                    CONTENTS

KEY POINTS                                                          4
    Goal and Principal Strategies                                   4
    Investor Profile                                                4
    A Word About Risk                                               5

PERFORMANCE SUMMARY                                                 6
    Year-by-Year Total Returns                                      6
    Average Annual Total Returns                                    7

INVESTOR EXPENSES                                                   8
    Fees and Fund Expenses                                          8
    Example                                                         9

THE FUND IN DETAIL                                                 10
    The Management Firm                                            10
    Fund Information Key                                           11
    Goal and Strategies                                            12
    Portfolio Investments                                          12
    Risk Factors                                                   12
    Portfolio Management                                           13
    Investor Expenses                                              13
    Financial Highlights                                           14

MORE ABOUT RISK                                                    15
    Introduction                                                   15
    Types of Investment Risk                                       15
    Certain Investment Practices                                   17

MEET THE MANAGERS                                                  18

MORE ABOUT YOUR FUND                                               19
    Share Valuation                                                19
    Distributions                                                  19
    Taxes                                                          19
    Statements and Reports                                         20

BUYING AND SELLING SHARES                                          21

SHAREHOLDER SERVICES                                               22

OTHER POLICIES                                                     23

OTHER SHAREHOLDER INFORMATION                                      24

OTHER INFORMATION                                                  27
    About the Distributor                                          27

FOR MORE INFORMATION                                       back cover

                                   KEY POINTS

                          GOAL AND PRINCIPAL STRATEGIES


FUND/RISK FACTORS             GOAL                     STRATEGIES
MUNICIPAL BOND FUND           High total return        - Invests in municipal securities
  Risk factors:                                        - Typically maintains a weighted-average
   CREDIT RISK                                           portfolio maturity of between 10 and
   INTEREST-RATE RISK                                    15 years
   MARKET RISK                                         - Focuses on high-grade securities
   NON-DIVERSIFIED STATUS                                (average credit rating AA)

-   INVESTOR PROFILE


THIS FUND IS DESIGNED FOR INVESTORS WHO:

-   are seeking investment income that is exempt from federal income tax.

-   want to diversify their portfolios with a fixed-income fund

-   are willing to accept risk and volatility

IT MAY NOT BE APPROPRIATE IF YOU:

-   are investing for maximum return over a long time horizon

-   require stability of your principal

    You should base your selection of the fund on your own goals, risk preferences and time horizon.

-   A WORD ABOUT RISK

    All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

    Principal risk factors for the fund are discussed below. Before you invest, please make sure you understand the risks that apply to the fund. As with any mutual fund, you could lose money over any period of time.

    Investments in the fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

CREDIT RISK

    The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

INTEREST-RATE RISK

    Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values, while a fall in interest rates typically causes a rise in values.

MARKET RISK

    The market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments-including stocks and bonds, and the mutual funds that invest in them.

    Bonds and other fixed-income securities generally involve less market risk than stocks. The risk of bonds can vary significantly depending upon factors such as issuer and maturity. The bonds of some companies may be riskier than the stocks of others.

NON-DIVERSIFIED STATUS

    The fund is considered a non-diversified investment company under the Investment Company Act of 1940 and is permitted to invest a greater proportion of its assets in the securities of a smaller number of issuers. As a result, the fund may be subject to greater volatility with respect to its portfolio securities than a fund that is more broadly diversified.

                               PERFORMANCE SUMMARY

    The bar chart below and the table on the next page provide an indication of the risks of investing in the fund's Institutional Class shares. The bar chart shows you how fund performance related to the Institutional Class shares has varied from year to year for up to 10 years. The table compares the fund's performance over time to that of a broadly based securities market index. As with all mutual funds, past performance is not a prediction of the future.

[CHART]
                           YEAR-BY-YEAR TOTAL RETURNS*

  YEAR ENDED 12/31:                                         1995    1996   1997   1998   1999    2000
MUNICIPAL BOND FUND
  Best quarter:               6.66% (Q1/95)
  Worst quarter:             -2.61% (Q1/96)
  Inception date: 6/17/94                                   15.28%  2.16%  9.61%  5.71%  -2.56%  12.37%
  Total return for the period 1/1/01-9/30/01:

-------------------------------------------------------------------------------
* Performance for Class A shares is not provided because this class does not have a full calendar year of performance. Although Institutional Class shares are not offered in this PROSPECTUS, they are invested in the same portfolio. Institutional Class shares' annual returns differ to the extent that the classes have different fees and expenses. The returns shown have not been restated to reflect these different fees and expenses or the imposition of the sales load applicable to the Class A shares. The total returns shown include the total returns of the fund's predecessor, the Institutional Class shares of the corresponding investment portfolio of The RBB Fund, Inc.

                         AVERAGE ANNUAL TOTAL RETURNS(1)

                               ONE YEAR     FIVE YEARS      TEN YEARS       LIFE OF      INCEPTION
PERIOD ENDED 12/31/00:           2000        1996-2000      1991-2000        FUND          DATE
MUNICIPAL BOND FUND              12.37%        5.32%           N/A           6.03%       6/17/94

LEHMAN BROTHERS
    MUNICIPAL BOND INDEX(2)      11.66%        5.84%           N/A           6.95%

(1) Performance for Class A shares is not provided because this class does not have a full calendar year of performance. Although Institutional Class shares are not offered in this PROSPECTUS, they are invested in the same portfolio. Institutional Class shares' annual returns differ to the extent that the classes have different fees and expenses. The returns shown have not been restated to reflect these different fees and expenses or the imposition of the sales load applicable to the Class A shares. The total returns shown include the total returns of the fund's predecessor, the Institutional Class shares of the corresponding investment portfolio of The RBB Fund, Inc.

(2) The Lehman Brothers Municipal Bond Index is an unmanaged index (with no defined investment objective) of municipal bonds and is calculated by Lehman Brothers Inc.


                           UNDERSTANDING PERFORMANCE

- TOTAL RETURN tells you how much an investment in the fund has changed in value over a given time period. It assumes that all dividends and capital gains (if any) were reinvested in additional shares. The change in value can be stated either as a CUMULATIVE RETURN or as an AVERAGE ANNUAL RATE OF RETURN.

- A CUMULATIVE TOTAL RETURN is the actual return of an investment for a specified period. The YEAR-BY-YEAR TOTAL RETURNS in the bar chart are examples of one-year cumulative total returns.

- An AVERAGE ANNUAL TOTAL RETURN applies to periods longer than one year. It smooths out the variations in year-by-year performance to tell you what CONSTANT annual return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, ASSUMING you held it for the entire period.

- Because of compounding, the average annual total returns in the table cannot be computed by averaging the returns in the bar chart.

                               INVESTOR EXPENSES

                             FEES AND FUND EXPENSES

This table describes the fees and expenses you may bear as a shareholder. Annual fund operating expense figures are expected amounts for the fiscal year ended August 31, 2002.


                                                                                         MUNICIPAL
                                                                                           BOND
                                                                                           FUND
                                                                                         CLASS A(1)

SHAREHOLDER FEES
  (paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)       4.75%

Maximum deferred sales charge (load) (as a percentage of original purchase price or
  redemption proceeds, as applicable)                                                      NONE

Maximum sales charge (load) on reinvested distributions (as a percentage of
  offering price)                                                                          NONE

Redemption fees                                                                            NONE

Exchange fees                                                                              NONE

ANNUAL FUND OPERATING EXPENSES
  (deducted from fund assets)

Management fee                                                                             .70%

Distribution and service (12b-1) fee                                                       .25%

Other expenses                                                                             1.02%

TOTAL ANNUAL FUND OPERATING EXPENSES(2)                                                    1.97%


(1) The maximum sales charge imposed is reduced for larger purchases. Purchases of $1,000,000 or more are not subject to an initial sales charge but may be subject to a 1% CDSC (Contingent Deferred Sales Charge) on redemptions made within one year of purchase. See "Other Shareholder Information."

(2) Total annual fund operating expenses are based on estimated amounts to be charged in the current fiscal year. Fund service providers have voluntarily agreed to waive some of their fees and reimburse some expenses. These waivers and reimbursements, which may be discontinued at any time, are expected to lower the fund's expenses as follows:


EXPENSES AFTER
WAIVERS AND
REIMBURSEMENTS
Management fee                                                      .00%

Distribution and service (12b-1) fee                                .25%

Other expenses                                                      .70%
                                                                    ----
NET ANNUAL FUND OPERATING EXPENSES                                  .95%

                                    EXAMPLE

This example may help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.

Assume you invest $10,000, the fund returns 5% annually, expense ratios remain as listed in the first table above (before fee waivers and expense reimbursements or credits). Based on these assumptions, your cost would be:



MUNICIPAL BOND FUND                           ONE YEAR       THREE YEARS   FIVE YEARS    10 YEARS
CLASS A (WITH OR WITHOUT REDEMPTION)            $665          $1,064        $1,487        $2,662

                               THE FUND IN DETAIL

-   THE MANAGEMENT FIRM

CREDIT SUISSE ASSET
MANAGEMENT, LLC
466 Lexington Avenue
New York, NY 10017

-   Investment adviser for the fund

- Responsible for managing the fund's assets according to its goal and strategies

- A member of Credit Suisse Asset Management, the institutional asset management and mutual fund arm of Credit Suisse Group (Credit Suisse), one of the world's leading banks

- Credit Suisse Asset Management companies manage approximately $75 billion in the U.S. and $268 billion globally

- Credit Suisse Asset Management has offices in 14 countries, including SEC-registered offices in New York and London; other offices (such as those in Budapest, Frankfurt, Milan, Moscow, Paris, Prague, Sydney, Warsaw and Zurich) are not registered with the U.S. Securities and Exchange Commission

    For easier reading, Credit Suisse Asset Management, LLC will be referred to as "CSAM" or "we" throughout this Prospectus.

-   FUND INFORMATION KEY

    A concise description of the fund begins on the next page. The description provides the following information:

GOAL AND STRATEGIES

    The fund's particular investment goal and the strategies it intends to use in pursuing that goal. Percentages of fund assets are based on total assets unless indicated otherwise.

PORTFOLIO INVESTMENTS

    The primary types of securities in which the fund invests. Secondary investments are described in "More About Risk."

RISK FACTORS

    The major risk factors associated with the fund. Additional risk factors are included in "More About Risk."

PORTFOLIO MANAGEMENT

    The individuals designated by the investment adviser to handle the fund's day-to-day management.

INVESTOR EXPENSES

    Expected expenses for the 2002 fiscal year. Future expenses may be higher or lower.

- MANAGEMENT FEE The fee paid to the investment adviser for providing investment advice to the fund. Expressed as a percentage of average net assets after waivers.

- DISTRIBUTION AND SERVICE (12b-1) FEES Fees paid by the fund to the distributor for making shares of the fund available to you. Expressed as a percentage of average net assets.

- OTHER EXPENSES Fees paid by the fund for items such as administration, transfer agency, custody, auditing, legal and registration fees and miscellaneous expenses. Expressed as a percentage of average net assets after waivers, credits and reimbursements.

FINANCIAL HIGHLIGHTS

    A table showing the fund's audited financial performance for up to five years.

- TOTAL RETURN How much you would have earned on an investment in the fund, assuming you had reinvested all dividend and capital-gain distributions.

- PORTFOLIO TURNOVER An indication of trading frequency. The fund may sell securities without regard to the length of time they have been held. A high turnover rate may increase the fund's transaction costs and negatively affect its performance. Portfolio turnover may also result in capital-gain distributions that could raise your income-tax liability.

    The ANNUAL REPORT includes the auditor's report, along with the fund's financial statements. It is available free upon request.

-   GOAL AND STRATEGIES

    The fund seeks high total return. To pursue this goal, it invests in municipal securities-debt obligations issued by state and local governments within the U.S. Interest income paid by these municipal securities is typically exempt from regular federal income taxes.

    The fund seeks to maintain a weighted-average credit rating comparable to the AA rating of Standard & Poor's Ratings Services. The fund's weighted average maturity will typically be between 10 and 15 years.

    Holdings may include both general-obligation and revenue securities. General obligation securities are secured by the issuing government's full faith and credit, as well as its taxing power. Revenue securities are payable only from specific revenue sources related to the project being financed.

-   PORTFOLIO INVESTMENTS

    Under normal market conditions, this fund invests at least 80% of assets in municipal securities.

    The fund may invest:

- up to 40% of assets in municipal securities issued to finance private activities

- without limit in securities rated below investment grade (junk bonds), including their unrated equivalents

To a limited extent, the fund may also engage in other investment practices.

-   RISK FACTORS

    This fund's principal risk factors are:

-   credit risk

-   interest-rate risk

-   market risk

-   non-diversified status

    You should expect fluctuations in share price, yield and total return, particularly with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of fixed-income securities. There is also the risk that an issuer of a debt security will fail to make timely payments of principal or interest to the fund.

    The fund's ability to achieve its goal depends upon the ability of the issuers of municipal securities to repay their debt. The risk of a downturn in the U.S. economy, particularly in New York City and New York state, has been heightened by the terrorist attack on September 11, 2001. It is likely that issuers of municipal securities, particularly in New York City and New York state, will suffer financial difficulties resulting from the attack, and the anticipated financial difficulties could adversely affect the ability of municipal issuers to make prompt payments of principal and interest. The default or credit-rating downgrade of one of these issuers could affect the market values and marketability of all municipal securities and hurt the fund's performance. Furthermore, if the fund has difficulty finding attractive municipal securities to purchase, the amount of the fund's income that is subject to federal income taxes could increase.

    The fund's status as a non-diversified fund may compound the risks associated with investing in the fund. Compared to a diversified mutual fund, a non-diversified fund may invest a greater portion of its assets in the securities of fewer issuers. Because the fund is non-diversified, its share price and yield might fluctuate more than they would for a diversified fund.

    A portion of the fund's assets may generate income that could be taxable to you. "More About Risk" details certain other investment practices the fund may use. Please read that section carefully before you invest.

-   PORTFOLIO MANAGEMENT

    Gregg M. Diliberto and Patrick A. Bittner manage the fund's investment portfolio. You can find out more about them in "Meet the Managers."

-   INVESTOR EXPENSES

    Expected expense for the 2002 fiscal period (after fee waivers and expense reimbursements):

    Management fee                    .00%
    Distribution and service
         (12b-1) fees                 .25%
    All other expenses                .70%
                                     -----
    Total expenses                    .95%

                              FINANCIAL HIGHLIGHTS

The fund's Class A shares commenced operations as of the date hereof. The figures below are related to the fund's Institutional Class shares and have been audited by the fund's independent auditors, PricewaterhouseCoopers LLP, whose report on the fund's financial statements is included in the ANNUAL REPORT.


PERIOD ENDED:                                     8/01          8/00           8/99         8/98         8/97
PER-SHARE DATA
Net asset value, beginning of year               $14.47       $14.30         $15.12       $14.84       $14.65
                                                 ======       ======         ======       ======       ======
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                       0.65         0.69           0.67         0.70         0.72
Net gain (loss) on investments
(both realized and unrealized)                     0.84         0.21          (0.60)        0.40         0.65
                                                 ------       ------         ------       ------       ------
   Total from investment operations                1.49         0.90           0.07         1.10         1.37
                                                 ------       ------         ------       ------       ------
LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income              (0.66)       (0.71)         (0.68)       (0.71)       (0.72)
Distributions from capital gains                   -           (0.02)         (0.21)       (0.11)       (0.46)
                                                 ------       ------         ------       ------       ------
   Total dividends and distributions              (0.66)       (0.73)         (0.89)       (0.82)       (1.18)
                                                 ------       ------         ------       ------       ------
Net asset value, end of year                     $15.30       $14.47         $14.30       $15.12       $14.84
                                                 ======       ======         ======       ======       ======
Total return                                      10.53%        6.62%          0.36%        7.62%        9.74%
                                                 ------       ------         ------       ------       ------
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000s omitted)           $4,947      $14,628        $22,423      $22,229      $19,810
Ratio of expenses to average net assets            0.93%(2)  1.00%(1,2)        0.99%(1)     1.00%(1)     1.00%(1)
Ratio of net investment income
(loss) to average net assets                       4.16%        4.79%          4.49%        4.72%        4.88%
Decrease reflected in above operating expense
ratios due to waivers/reimbursements               0.74%        0.78%          0.44%        0.39%        0.37%
Fund turnover rate                                  139%           5%            26%          57%          43%

(1) Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the Institutional Class would have been 1.67%, 1.78%, 1.43%, 1.39% and 1.37% for the years ended August 31, 2001,
2000, 1999, 1998 and 1997, respectively.
(2) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements had no effect on the fund's expense ratio.

MORE ABOUT RISK

-   INTRODUCTION

    The fund's goal and principal strategies largely determine its risk profile. You will find a concise description of the fund's risk profile in "Key Points." The discussion of the fund contains more detailed information. This section discusses other risks that may affect the fund.

    The fund may use certain investment practices that have higher risks associated with them. However, the fund has limitations and policies designed to reduce many of the risks. The "Certain Investment Practices" table describes these practices and the limitations on their use.

-   TYPES OF INVESTMENT RISK

    The following risks are referred to throughout this PROSPECTUS.

    CREDIT RISK The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

    EXPOSURE RISK The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money the fund could gain or lose on an investment.

    - HEDGED Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

    - SPECULATIVE To the extent that a derivative or practice is not used as a hedge, the fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

    INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

    INTEREST-RATE RISK Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values, while a fall in interest rates typically causes a rise in values.

    LIQUIDITY RISK Certain fund securities may be difficult or impossible to sell at the time and the price that the fund would like. The fund may have to lower the price, sell other securities instead or forego an investment opportunity. Any of these could have a negative effect on fund management or performance.

    MARKET RISK The market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments-including stocks and bonds, and the mutual funds that invest in them.

    Bonds and other fixed-income securities generally involve less market risk than stocks. However, the risk of bonds can vary significantly depending upon factors such as issuer and maturity. The bonds of some companies may be riskier than the stocks of others.

    REGULATORY RISK Governments, agencies or other regulatory bodies may adopt or change laws or regulations that could adversely affect the issuer, the market value of the security, or the fund's performance.

    VALUATION RISK The lack of an active trading market may make it difficult to obtain an accurate price for a fund security.

                          CERTAIN INVESTMENT PRACTICES

For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.


KEY TO TABLE:

/X/   Permitted without limitation; does not indicate actual use

[20%] ITALIC TYPE (E.G., 20%) represents an investment limitation as a percentage of NET fund assets; does not indicate actual use

20% Roman type (e.g., 20%) represents an investment limitation as a percentage of TOTAL fund assets; does not indicate actual use

/ /   Permitted, but not expected to be used to a significant extent

--       Not permitted



INVESTMENT PRACTICE                                                                       LIMIT
BORROWING The borrowing of money from banks to meet redemptions or for other
temporary or emergency purposes. SPECULATIVE EXPOSURE RISK.                             33 1/3%

MUNICIPAL SECURITIES Debt obligations issued by or on behalf of states, territories and possessions of the U.S. and the District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal securities may be affected by uncertainties regarding their tax status, legislative changes or rights of municipal-securities holders. CREDIT, INTEREST-RATE, MARKET,
REGULATORY RISKS.                                                                           /X/

NON-INVESTMENT-GRADE DEBT SECURITIES Debt securities rated below the fourth-highest grade (BBB/Baa) by Standard & Poor's or Moody's rating service, and unrated securities of comparable quality. Commonly referred to as junk
bonds. CREDIT, INFORMATION, INTEREST-RATE, LIQUIDITY, MARKET, VALUATION RISKS.              /X/

RESTRICTED AND OTHER ILLIQUID SECURITIES Securities with restrictions on trading, or those not actively traded. May include private placements.
LIQUIDITY, MARKET, VALUATION RISKS.                                                       [15%]

SECURITIES LENDING Lending portfolio securities to financial institutions; a fund receives cash, U.S. government securities or bank letters of credit as
collateral. CREDIT, LIQUIDITY, MARKET RISKS.                                            33 1/3%

START-UP AND OTHER SMALL COMPANIES Companies with small relative market capitalizations, including those with continuous operations of less than three
years. INFORMATION, LIQUIDITY, MARKET, VALUATION RISKS.                                    [5%]

TEMPORARY DEFENSIVE TACTICS Placing some or all of a fund's assets in investments such as money-market obligations and investment-grade debt securities for defensive purposes. Although intended to avoid losses in adverse market, economic, political or other conditions, defensive tactics might be inconsistent with a fund's principal investment strategies and might prevent a
fund from achieving its goal.                                                               / /

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS The purchase or sale of securities for delivery at a future date; market value may change before
delivery. LIQUIDITY, MARKET, SPECULATIVE EXPOSURE RISKS.                                  [25%]

MEET THE MANAGERS

The following individuals are responsible for the day-to-day portfolio management of the fund:

GREGG M. DILIBERTO, Managing Director, is Co-Portfolio Manager of the fund and has been with CSAM since 1984. Prior to joining CSAM, he analyzed pension fund finances at Buck Consultants. Mr. Diliberto holds a B.S. in Mathematics from the State University of New York at Plattsburgh.

PATRICK A. BITTNER, CFA, Vice President, is Co-Portfolio Manager of the fund. He joined Warburg Pincus Asset Management (Warburg Pincus) in 1994 and came to CSAM in 1999 when Credit Suisse acquired Warburg Pincus. Previously, he was an assistant portfolio manager in the institutional fixed income department at First Fidelity Bank and a corporate trust supervisor at Shawmut Bank. Mr. Bittner holds a B.S. in Economics from the University of Wisconsin and an M.S. in Taxation from Temple University.





Job titles indicate position with the investment adviser.

MORE ABOUT YOUR FUND

-   SHARE VALUATION

    The net asset value (NAV) of each class of the fund is determined at the close of regular trading on the New York Stock Exchange (NYSE) (usually 4 p.m. Eastern Time) each day the NYSE is open for business. It is calculated by dividing the total assets of each class of the fund, less its liabilities, by the number of shares outstanding in each class.

    The fund values its securities based on market quotations when it calculates its NAV. If market quotations are not readily available, securities and other assets are valued by another method that the Board of Directors believes accurately reflects fair value. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, unless the Board determines that using this method would not reflect an investment's value.

-   DISTRIBUTIONS

    As a fund investor, you will receive distributions.

    The fund earns interest from its investments. These are passed along as dividend distributions. The fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital-gain distributions.

    The fund declares and pays dividend distributions monthly. The fund typically distributes capital gains annually in December.

    Estimated year-end distribution information, including record and payment dates, generally will be available late in the year from your broker-dealer, financial intermediary or financial institution (each a "financial representative") or by calling 800-927-2874. Investors are encouraged to consider the potential tax consequences of distributions prior to buying or selling shares of the fund.

-   TAXES

    As with any investment, you should consider how your investment in the fund will be taxed. If your account is not a tax-advantaged account, you should be especially aware of the following potential tax implications. Please consult your tax professional concerning your own tax situation.

TAXES ON DISTRIBUTIONS

    As long as the fund continues to meet the requirements for being a tax-qualified regulated investment company, the fund pays no federal income tax on the earnings it distributes to shareholders.

    Any interest that the fund receives that is exempt from regular federal income taxes retains that status when it is distributed to you. The fund intends to pay distributions derived from qualifying municipal securities that are exempt from regular federal income taxes. Gain on the sale of tax-free securities results in taxable distributions. Distributions from the fund's long-term capital gains are taxed as long-term capital gains, regardless of how long you have held fund shares. Distributions from short-term capital gains are generally taxed as ordinary income. The fund will mostly make dividend distributions.

    If you buy shares shortly before or on the "record date"-the date that establishes you as the person to receive the upcoming distribution-you may receive a portion of the money you just invested in the form of a taxable distribution.

    The Form 1099-DIV that is mailed to you every January details your distributions and their federal tax category, including the portion taxable as long-term capital gains.

SPECIAL TAX MATTERS

    Some income from the fund that is exempt from regular federal taxes may be subject to state and local income taxes. In addition, the fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. The interest earned by the fund from its investments in so-called "private activity bonds" is a tax-preference item for purposes of the federal alternative-minimum tax.

TAXES ON TRANSACTIONS

    Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

-   STATEMENTS AND REPORTS

    The fund produces financial reports, which include among other things, a list of the fund's portfolio holdings, semiannually and updates its prospectus annually. The fund generally does not hold shareholder meetings. To reduce expenses by eliminating duplicate mailings to the same address, the fund may choose to mail only one report, prospectus, proxy statement or information statement, as applicable, to your household, even if more than one person in the household has an account with the fund. If you would like to receive additional reports, prospectuses or proxy statements, please contact your financial representative or call 800-927-2874.

                           BUYING AND SELLING SHARES

-   OPENING AN ACCOUNT

    You should contact your financial representative to open an account and make arrangements to buy shares. Your financial representative will be responsible for furnishing all necessary documents to us, and may charge you for his or her services. You should contact your financial representative for further information.

-   BUYING AND SELLING SHARES

    The fund is open on those days when the NYSE is open, typically Monday through Friday. Your financial representative must receive your purchase order in proper form prior to the close of the NYSE (currently 4 p.m. ET) in order for it to be priced at that day's offering price. If the financial representative receives it after that time, it will be priced at the next business day's offering price. Investors may be charged a fee by a financial representative for transactions effected through it. "Proper form" means your financial representative has received a completed purchase application and payment for shares (as described in this PROSPECTUS).

    The minimum initial investment in the fund is $2,500, and the minimum for additional investments is $100. Your financial representative may have different minimum investment or account requirements.

    You should contact your financial representative to redeem shares of the fund. Your redemption will be processed at the net asset value per share, next computed following the receipt by your financial representative of your request in proper form. The value of your shares may be more or less than your investment depending on the net asset value of your fund on the day you redeem.

-   EXCHANGING SHARES

    You should contact your financial representative to request an exchange into the same class of another Credit Suisse Fund or into a Credit Suisse money market fund. A sales charge differential may apply. Be sure to read the current PROSPECTUS for the new fund.

    FOR MORE INFORMATION REGARDING BUYING, SELLING OR EXCHANGING SHARES, CONTACT YOUR FINANCIAL REPRESENTATIVE OR CALL THE TRANSFER AGENT AT 1-800-927-2874.

                              SHAREHOLDER SERVICES

-   AUTOMATIC SERVICES

    Buying or selling shares automatically is easy with the services described below. You can set up or change most of these services by calling your financial representative.

AUTOMATIC MONTHLY INVESTMENT PLAN

    For making automatic investments ($50 minimum) from a designated bank account.

AUTOMATIC WITHDRAWAL PLAN

    For making automatic monthly, quarterly, semi-annual or annual withdrawals of $250 or more.

-   TRANSFERS/GIFTS TO MINORS

    Depending on state laws, you can set up a custodial account under the Uniform Transfers-to-Minors Act (UTMA) or the Uniform Gifts-to-Minors Act
(UGMA). Please consult your tax professional about these types of accounts.

                                 OTHER POLICIES

-   TRANSACTION DETAILS

    You are entitled to capital-gain and earned-dividend distributions as soon as your purchase order is executed.

    Your purchase order will be canceled and you may be liable for losses or fees incurred by the fund if your investment check or ACH transfer does not clear. Your bank or other financial-services firm may charge a fee to send or receive wire transfers.

    Uncashed redemption or distribution checks do not earn interest.

-   SPECIAL SITUATIONS

    The fund reserves the right to:

- refuse any purchase or exchange request, including those from any person or group who, in the fund's view, is likely to engage in excessive trading. In determining whether to accept or reject a purchase or exchange request, the fund considers the historical trading activity of the account making the trade, as well as the potential impact of any specific transaction on the fund and its shareholders

- change or discontinue its exchange privilege after 30 days' notice to current investors, or temporarily suspend this privilege during unusual market conditions

- impose minimum investment amounts after 15 days' notice to current investors of any increases

-   charge a wire-redemption fee

- make a "redemption in kind"-payment in portfolio securities rather than cash-for certain large redemption amounts that could hurt fund operations

- suspend redemptions or postpone payment dates as permitted by the Investment Company Act of 1940 (such as during periods other than weekends or holidays when the NYSE is closed or trading on the NYSE is restricted, or any other time that the SEC permits)

- modify or waive its minimum investment requirements, including investments through certain financial representatives and through retirement plan programs (no minimum)

- stop offering its shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect it)

                          OTHER SHAREHOLDER INFORMATION

OFFERING PRICE:

    The offering price for Class A shares (with a sales charge) is NAV plus the applicable sales charge (unless you are entitled to a waiver):

                              INITIAL SALES CHARGE

                                                                                COMMISSION TO
                                                                                 FINANCIAL
                                                  AS A % OF     AS A % OF      REPRESENTATIVE
                                                    AMOUNT       OFFERING        AS A % OF
            AMOUNT PURCHASED                       INVESTED        PRICE       OFFERING PRICE
Less than $50,000                                    4.99%         4.75%            4.25%

$50,000 to less than $100,000                        4.71%         4.50%            4.00%

$100,000 to less than $250,000                       3.63%         3.50%            3.25%

$250,000 to less than $500,000                       2.56%         2.50%            2.25%

$500,000 to less than $1,000,000                     2.04%         2.00%            1.75%

$1,000,000 or more                                      0*           0              1.00%**


* On purchases of $1,000,000 or more, there is no initial sales charge although there could be a Limited CDSC (as described below).

** The distributor may pay a financial representative a fee of up to 1% as follows: 1% on purchases up to and including $3 million, .50% on the next $47 million, .25% on purchase amounts over $50 million.

    The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of the fund made at one time by an individual, his or her immediate family members and certain other related parties. For more information, contact your financial representative or consult the Statement of Additional Information.

    From time to time, the distributor may re-allow the full amount of the sales charge to financial representatives as a commission for sales of such shares. They also receive a service fee at an annual rate equal to .25% of the average daily net assets represented by the Class A shares they are servicing.

    THE INITIAL SALES CHARGE IS WAIVED FOR THE FOLLOWING SHAREHOLDERS OR
TRANSACTIONS:

(1) investment advisory clients of CSAM;

(2) an agent or broker of a dealer that has a sales agreement with the distributor, for their own account or an account of a relative of any such person, or any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative (such shares may not be resold except to the fund);

(3) shares purchased by registered investment advisers ("RIAs") on behalf of fee-based accounts or by broker-dealers that have sales agreements with the fund and for which shares have been purchased on behalf of wrap fee client accounts and for which such RIAs or broker-dealers perform advisory, custodial, record keeping or other services;

(4) shares purchased for 401(k) Plans, 403(b) Plans and 457 Plans; and employee benefit plans sponsored by an employer; pension plans; and

(5) Class A shares acquired when dividends and distributions are reinvested in the fund.

    IF YOU WANT TO LEARN ABOUT ADDITIONAL WAIVERS OF CLASS A INITIAL SALES CHARGES, CONTACT YOUR FINANCIAL REPRESENTATIVE OR CONSULT THE STATEMENT OF ADDITIONAL INFORMATION.

    REDUCED INITIAL SALES CHARGES ARE AVAILABLE TO PARTICIPANTS IN THE FOLLOWING
PROGRAMS:

    LETTER OF INTENT. By initially investing at least $1,000 and submitting a Letter of Intent to the fund's distributor or transfer agent, you may purchase Class A shares of the fund over a 13-month period at the reduced sales charge, which applies to the aggregate amount of the intended purchases stated in the Letter. The Letter only applies to purchases made up to 90 days before the date of the Letter; and the 13-month period during which the Letter is in effect will begin on the date of the earliest purchase to be included.

    RIGHT OF ACCUMULATION. For investors who already have an account with any Credit Suisse Fund, reduced sales charges based upon the above sales charge schedules are applicable to purchases of shares of the fund described in this Prospectus. The sales charge on each purchase is determined by adding the current net asset value of all the classes of shares the investor currently holds to the amount being invested. The Right of Accumulation is illustrated by the following example: If an investor holds shares in any Credit Suisse Fund currently valued in the amount of $50,000, a current purchase of $50,000 will qualify for a reduced sales charge (i.e., the sales charge on a $100,000 purchase).

    The reduced sales charge is applicable only to current purchases. The transfer agent must be notified at the time of subsequent purchases that the account is eligible for the Right of Accumulation.

    CONCURRENT PURCHASES. To qualify for a reduced sales charge, you may combine concurrent purchases of any class of shares purchased in any Credit Suisse Fund. For example, if the investor concurrently invests $25,000 in one fund and $25,000 in another, the sales charge would be reduced to reflect a $50,000 purchase. In order to exercise the Concurrent Purchases privilege, the transfer agent must be notified prior to your purchase.

    FOR PURPOSE OF THE LETTER OF INTENT, RIGHT OF ACCUMULATION AND CONCURRENT PURCHASES, YOUR PURCHASES WILL BE COMBINED WITH PURCHASES OF YOUR IMMEDIATE FAMILY MEMBERS.

    REINSTATEMENT PRIVILEGE. The Reinstatement Privilege permits shareholders to reinvest the proceeds provided by a redemption of the fund's Class A shares within 30 days from the date of redemption without an initial sales charge. The transfer agent must be notified prior to your purchase in order to exercise the Reinstatement Privilege. In addition, a Limited CDSC paid to the distributor will be eligible for reimbursement at the current net asset value of the applicable fund if a shareholder reinstates his fund account holdings within 30 days from the date of redemption.

    CLASS A LIMITED CDSC. A Limited Contingent Deferred Sales Charge ("Limited CDSC") will be imposed by the fund upon redemptions of Class A shares (or shares into which such Class A shares are exchanged) made within 12 months of purchase, if such purchases were made at net asset value on a purchase of $1,000,000 or more and the distributor paid any commission to the financial representative.

    The Limited CDSC will be paid to the distributor and will be equal to the lesser of 1% of:

  - the net asset value at the time of purchase of the Class A shares being redeemed; or

  - the net asset value of such Class A shares at the time of redemption.

    For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at the time of purchase of such Class A shares even if those shares are later exchanged, and in the event of an exchange of such Class A shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares into which the Class A shares have been exchanged. The Limited CDSC on Class A shares will be waived on redemptions made pursuant to the fund's automatic withdrawal plan pursuant to which up to 1% monthly or 3% quarterly of an account (excluding dividend reinvestments) may be withdrawn, provided that no more than 12% of the total market value of an account may be withdrawn over any 12 month period. Shareholders who elect automatic withdrawals on a semi-annual or annual basis are not eligible for the waiver.

                               OTHER INFORMATION

-   ABOUT THE DISTRIBUTOR

    Credit Suisse Asset Management Securities, Inc., an affiliate of CSAM, is responsible for making the fund available to you.

    The fund has adopted a 12b-1 Plan for Class A shares pursuant to the rules of the Investment Company Act of 1940. This plan allows the fund to pay distribution and service fees for the sale and servicing of Class A shares. Since these fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of your investment. These fees may cost you more than paying other types of sales charges.

    Distribution and service fees on Class A shares are used to pay the distributor to promote the sale of shares and the servicing of accounts of the fund. The distributor also receives sales charges as compensation for its expenses in selling shares, including the payment of compensation to financial representatives.

    The expenses incurred by the distributor under the 12b-1 Plan for Class A shares include the preparation, printing and distribution of prospectuses, sales brochures and other promotional materials sent to prospective shareholders. They also include purchasing radio, television, newspaper and other advertising and compensating the distributor's employees or employees of the distributor's affiliates for their distribution assistance.

                       This page intentionally left blank

                       This page intentionally left blank

                              FOR MORE INFORMATION

More information about this fund is available free upon request, including the following:


-   ANNUAL/SEMIANNUAL REPORTS
-   TO SHAREHOLDERS

    Includes financial statements, portfolio investments and detailed performance information.

    The ANNUAL REPORT also contains a letter from the fund's manager's discussing market conditions and investment strategies that significantly affected fund performance during its past fiscal year.

-   OTHER INFORMATION

    A current STATEMENT OF ADDITIONAL INFORMATION (SAI), which provides more detail about the fund, is on file with the Securities and Exchange Commission
(SEC) and is incorporated by reference.

    You may visit the SEC's Internet Web site (www.sec.gov) to view the SAI, material incorporated by reference and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009 or electronically at publicinfo@sec.gov.

    Please contact Credit Suisse Funds to obtain, without charge, the SAI, ANNUAL and SEMIANNUAL REPORTS and Portfolio holdings and other information, and to make shareholder inquiries:

BY TELEPHONE:
    800-927-2874

BY FACSIMILE:
    646-354-5026

BY MAIL:
    Credit Suisse Funds
    P.O. Box 9030
    Boston, MA 02205-9030

BY OVERNIGHT OR COURIER SERVICE:
    Boston Financial Data Services, Inc.
    Attn: Credit Suisse Funds
    66 Brooks Drive
    Braintree, MA 02184

ON THE INTERNET:
    www.CreditSuisseFunds.com

SEC FILE NUMBER:
Credit Suisse
Municipal Bond Fund                                                   811-08923




P.O BOX 9030, BOSTON, MA 02205-9030                          CREDIT  ASSET
800-927-2874 - www.CreditSuisseFunds.com                     SUISSE  MANAGEMENT



CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.      CSMBA-1-1101

                       STATEMENT OF ADDITIONAL INFORMATION

                                 January 1, 2001

                         AS REVISED ON NOVEMBER 30, 2001

                              Common Shares of the

                      CREDIT SUISSE GLOBAL TECHNOLOGY FUND
                        CREDIT SUISSE MUNICIPAL BOND FUND
                        CREDIT SUISSE SELECT EQUITY FUND
                  CREDIT SUISSE LONG-SHORT MARKET NEUTRAL FUND

                              Class A Shares of the

                      CREDIT SUISSE GLOBAL TECHNOLOGY FUND
                        CREDIT SUISSE MUNICIPAL BOND FUND


          This combined STATEMENT OF ADDITIONAL INFORMATION provides information about Credit Suisse Global Technology Fund ("Global Technology Fund"), Credit Suisse Municipal Bond Fund ("Municipal Bond Fund"), Credit Suisse Select Equity Fund ("Select Equity Fund") and Credit Suisse Long-Short Market Neutral Fund ("Long-Short Fund") (each a "Fund" and collectively, the "Funds") that supplements information contained in the PROSPECTUSES for the Common Shares of each Fund, each dated January 1, 2001, and the PROSPECTUSES for the Class A shares of the Municipal Bond Fund and the Global Technology Fund, each dated November 30, 2001, each as amended or supplemented from time to time (together the "PROSPECTUSES"), and is incorporated by reference in its entirety into those PROSPECTUSES.

          Each Fund's audited ANNUAL REPORT(S), for the classes of shares it makes available, which either accompanies this STATEMENT OF INFORMATION or has previously been provided to the investor to whom this STATEMENT OF ADDITIONAL INFORMATION is being sent, as relevant to the particular investor, is incorporated herein by reference.

          This STATEMENT OF ADDITIONAL INFORMATION is not itself a prospectus and no investment in shares of the Funds should be made solely upon the information contained herein. Copies of the PROSPECTUSES, ANNUAL REPORTS and information regarding each Fund's current performance may be obtained by writing or telephoning:

                            CLASS A AND COMMON SHARES
                               Credit Suisse Funds
                                  P.O. Box 9030
                        Boston, Massachusetts 02205-9030
                                  800-927-2874

                                    CONTENTS

                                                                                                               PAGE
INVESTMENT OBJECTIVES AND POLICIES                                                                              1
         Common Investment Objectives and Policies -- All Funds                                                 1
                  Non-Diversified Status                                                                        1
                  Temporary Investments                                                                         1
                  Repurchase Agreements                                                                         2
                  Reverse Repurchase Agreements and Dollar Rolls                                                2
                  Illiquid Securities                                                                           3
                              RULE 144A SECURITIES                                                              4
                  Emerging Growth and Smaller Capitalization Companies; Unseasoned Issuers                      4
                  Lending of Portfolio Securities                                                               5
                  Borrowing                                                                                     5
                  Securities of Other Investment Companies                                                      5
                  Options Generally                                                                             6
                              SECURITIES OPTIONS                                                                6
                              SECURITIES INDEX OPTIONS                                                          8
         Common Investment Objectives and Policies -- Global Technology, Municipal Bond and
             Select Equity Funds                                                                                9
                  When-Issued Securities, Delayed Delivery Transactions And Forward Commitments                 9
                  Stand-By Commitment Agreements                                                               10
         Common Investment Objectives and Policies -- Global Technology, Select Equity and
             Long-Short Funds                                                                                  10
                  U.S. Government Securities                                                                   10
                  Foreign Investments                                                                          11
                              FOREIGN DEBT SECURITIES                                                          11
                              FOREIGN CURRENCY EXCHANGE                                                        12
                              INFORMATION                                                                      13
                              POLITICAL INSTABILITY                                                            13
                              FOREIGN MARKETS                                                                  13
                              INCREASED EXPENSES                                                               13
                              DOLLAR-DENOMINATED DEBT SECURITIES OF FOREIGN ISSUERS                            13
                              DEPOSITARY RECEIPTS                                                              13
                              BRADY BONDS                                                                      14
                              EMERGING MARKETS                                                                 14
                              SOVEREIGN DEBT                                                                   14
                  Convertible Securities                                                                       15
                  Debt Securities                                                                              16
                              BELOW INVESTMENT GRADE SECURITIES                                                16
                              MORTGAGE-BACKED SECURITIES                                                       18
                              ASSET-BACKED SECURITIES                                                          19
                              LOAN PARTICIPATIONS AND ASSIGNMENTS                                              19
                              STRUCTURED NOTES, BONDS OR DEBENTURES                                            20


                              COLLATERALIZED MORTGAGE OBLIGATIONS                                              20
                              ZERO COUPON SECURITIES                                                           21
                  Futures Activities                                                                           21
                              FUTURES CONTRACTS                                                                22
                              OPTIONS ON FUTURES CONTRACTS                                                     23
                  Currency Exchange Transactions                                                               23
                              FORWARD CURRENCY CONTRACTS                                                       23
                              CURRENCY OPTIONS                                                                 24
                              CURRENCY HEDGING                                                                 24
                  Hedging Generally                                                                            25
                  Short Sales "Against the Box"                                                                26
                  Section 4(2) Paper                                                                           27
         Supplemental Investment Objectives and Policies -- Global Technology and Select Equity
             Funds                                                                                             27
                  Rights Offerings and Purchase Warrants                                                       27
         Supplemental Investment Objectives and Policies -- Global Technology Fund                             27
         Supplemental Investment Objectives and Policies -- Municipal Bond Fund                                28
         Supplemental Investment Objectives and Policies -- Long-Short Fund                                    28
                  Short Sales                                                                                  28
INVESTMENT RESTRICTIONS                                                                                        29
PORTFOLIO VALUATION                                                                                            31
PORTFOLIO TRANSACTIONS                                                                                         32
PORTFOLIO TURNOVER                                                                                             35
MANAGEMENT OF THE FUNDS                                                                                        35
                  Officers and Board of Directors                                                              35
         Directors' Total Compensation for Fiscal Year Ended August 31, 2001                                   40
                  Investment Advisers and Co-Administrators                                                    41
                  Code of Ethics                                                                               47
                  Custodian and Transfer Agent                                                                 47
                  Organization of the Funds                                                                    47
                  Distribution and Shareholder Servicing.                                                      49
                  Distributor                                                                                  49
                  Common Shares                                                                                49
                  Class A Shares - Global Technology Fund and Municipal Bond Fund only                         50
                  General                                                                                      51
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION                                                                 51
                              SPECIAL PROVISIONS APPLICABLE TO THE GLOBAL TECHNOLOGY AND
                           MUNICIPAL BOND FUNDS CLASS A SHARES ONLY                                            52
                              INITIAL SALES CHARGES WAIVERS                                                    54
                  Redemptions                                                                                  55
                  Automatic Cash Withdrawal Plan                                                               55
EXCHANGE PRIVILEGE                                                                                             55
ADDITIONAL INFORMATION CONCERNING TAXES                                                                        56
                  The Funds and Their Investments                                                              56

                  Special Tax Considerations                                                                   60
                              STRADDLES                                                                        60
                              OPTIONS AND SECTION 1256 CONTRACTS                                               61
                              FOREIGN CURRENCY TRANSACTIONS                                                    61
                              PASSIVE FOREIGN INVESTMENT COMPANIES                                             62
                              ASSET DIVERSIFICATION REQUIREMENT                                                62
                              FOREIGN TAXES                                                                    63
                              FUND TAXES ON SWAPS                                                              63
                              DIVIDENDS AND DISTRIBUTIONS                                                      63
                              SALES OF SHARES                                                                  64
                              BACKUP WITHHOLDING                                                               64
                              NOTICES                                                                          64
                              OTHER TAXATION                                                                   64
DETERMINATION OF PERFORMANCE                                                                                   65
                  Total Return                                                                                 65
                  Yield                                                                                        67
INDEPENDENT ACCOUNTANTS AND COUNSEL                                                                            69
MISCELLANEOUS                                                                                                  69
FINANCIAL STATEMENTS                                                                                           70
APPENDIX A----DESCRIPTION OF RATINGS                                                                          A-1

                       INVESTMENT OBJECTIVES AND POLICIES

          The following policies supplement the descriptions of each Fund's investment objectives and policies in the PROSPECTUSES. There are no assurances that the Funds will achieve their investment objectives.

          The investment objective of the Global Technology Fund (formerly Credit Suisse Warburg Pincus Global Telecommunications Fund) and Select Equity Fund (formerly, Credit Suisse Warburg Pincus Focus Fund) is to provide long-term appreciation of capital.

          The investment objective of the Municipal Bond Fund is to provide high total return.

          The investment objective of the Long-Short Fund is to seek long-term capital appreciation while minimizing exposure to general equity market risk.

          Unless otherwise indicated, all of the Funds are permitted, but not obligated, to engage in the following investment strategies, subject to any percentage limitations set forth below. The Funds do not represent that these techniques are available now or will be available at any time in the future.

COMMON INVESTMENT OBJECTIVES AND POLICIES -- ALL FUNDS

          NON-DIVERSIFIED STATUS. Each Fund is classified as non-diversified within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), which means that each Fund is not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer. As a non-diversified fund, each Fund may invest a greater proportion of its assets in the obligations of a smaller number of issuers and, as a result, may be subject to greater risk with respect to portfolio securities. The investments of these Funds will be limited, however, in order to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"). See "Additional Information Concerning Taxes." To qualify, a Fund will comply with certain requirements, including limiting its investments so that at the close of each quarter of the taxable year (i) not more than 25% of the market value of its total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer.

          TEMPORARY INVESTMENTS. To the extent permitted by its investment objectives and policies, each of the Funds may hold cash or cash equivalents pending investment or to meet redemption requests. In addition, for defensive purposes due to abnormal market conditions or economic situations as determined by the Credit Suisse Asset Management, LLC ("CSAM"), each Fund's adviser, or, if applicable, Credit Suisse Asset Management Limited ("CSAM Ltd."), the Fund's sub-investment adviser (each, an "Adviser"), each Fund may reduce its holdings in other securities and invest up to 100% of its assets in cash or certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) interest-bearing instruments or deposits of the United States and foreign issuers. The short-term and medium-term debt securities in which a Fund may invest for temporary defensive purposes consist of: (a) obligations of the United States or foreign governments, their respective agencies or instrumentalities; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. or foreign banks denominated in any currency; (c) floating rate securities and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S. and foreign corporations; and (e) repurchase agreements with banks and broker-dealers with respect to such securities.

          REPURCHASE AGREEMENTS. The Funds may invest in repurchase agreement transactions with member banks of the Federal Reserve System and certain non-bank dealers. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under the terms of a typical repurchase agreement, a Fund would acquire any underlying security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the underlying securities will at all times be at least equal to the total amount of the purchase obligation, including interest. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations or becomes bankrupt and the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert this right. The Adviser monitors the creditworthiness of those bank and non-bank dealers with which each Fund enters into repurchase agreements to evaluate this risk. A repurchase agreement is considered to be a loan under the 1940 Act.

          REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. Each Fund may enter into reverse repurchase agreements with member banks of the Federal Reserve System with respect to portfolio securities for temporary purposes (such as to obtain cash to meet redemption requests when the liquidation of portfolio securities is deemed disadvantageous or inconvenient by the Adviser) and "dollar rolls." The Funds do not presently intend to invest more than 5% of net assets in reverse repurchase agreements or dollar rolls during the coming year.

          Reverse repurchase agreements involve the sale of securities held by a Fund pursuant to such Fund's agreement to repurchase them at a mutually agreed upon date, price and rate of interest. At the time a Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing cash or liquid securities having a value not less than the repurchase price (including accrued interest). The segregated assets will be marked-to-market daily and additional assets will be segregated on any day in which the assets fall below the repurchase price (plus accrued interest). The segregated assets will be marked-to-market daily and additional assets will be segregated on any day in which the assets fall below the repurchase price (plus accrued interest). A Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities a Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund's obligation to repurchase the securities, and a Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

          Each Fund also may enter into "dollar rolls," in which it sells fixed income securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund would forgo principal and interest paid on such securities. A Fund would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. At the time a Fund enters into a dollar roll transaction, it will segregate with an approved custodian, cash or liquid securities having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the segregated assets to ensure that its value is maintained. Reverse repurchase agreements and dollar rolls that are accounted for as financings are considered to be borrowings under the 1940 Act.

          ILLIQUID SECURITIES. Each Fund is authorized to, but does not presently intend to, invest up to 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market, repurchase agreements which have a maturity of longer than seven days, certain Rule 144A Securities (as defined below), and time deposits maturing in more than seven days. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

          Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days without borrowing. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

          In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

          RULE 144A SECURITIES. Rule 144A under the Securities Act adopted by the Securities and Exchange Commission ("SEC") allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The Adviser anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and use of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

          An investment in Rule 144A Securities will be considered illiquid and therefore subject to the Funds' limit on the purchase of illiquid securities unless the Fund's Board of Directors (the "Board") or its delegates determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Board or its delegates may consider, INTER ALIA, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security and (v) the nature of the security and the nature of the marketplace trades (E.G., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

          Investing in Rule 144A securities could have the effect of increasing the level of illiquidity in the Funds to the extent that qualified institutional buyers are unavailable or uninterested in purchasing such securities from the Funds. The Boards may adopt guidelines and delegate to the Adviser the daily function of determining and monitoring the liquidity of Rule 144A Securities, although each Board will retain ultimate responsibility for liquidity determinations.

          EMERGING GROWTH AND SMALLER CAPITALIZATION COMPANIES; UNSEASONED ISSUERS. Each Fund will not invest in securities of unseasoned issuers, including equity securities of unseasoned issuers which are not readily marketable, if the aggregate investment in such securities would exceed 5% of such Fund's net assets. The term "unseasoned" refers to issuers which, together with their predecessors, have been in operation for less than three years.

          Such investments involve considerations that are not applicable to investing in securities of established, larger-capitalization issuers, including reduced and less reliable information about issuers and markets, less stringent financial disclosure requirements, illiquidity of securities and markets, higher brokerage commissions and fees and greater market risk in general. In addition, securities of these companies may involve greater risks since these securities may have limited marketability and, thus, may be more volatile.

          Although investing in securities of unseasoned issuers offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value. Therefore, an investment in a Fund may involve a greater degree of risk than an investment in other mutual funds that seek growth of capital or capital appreciation by investing in better-known, larger companies.

          LENDING OF PORTFOLIO SECURITIES. Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans, if and when made, may not exceed 33-1/3% of the Funds' total assets (including the loan collateral). The Funds will not lend portfolio securities to the Adviser or its affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be collateralized by cash or liquid securities, which are maintained at all times in an amount equal to at least 102% (105% in the case of foreign securities) of the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Funds. From time to time, the Funds may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Funds and that is acting as a "finder."

          By lending its securities, each Fund can increase its income by continuing to receive interest and any dividends on the loaned securities as well as by either investing the collateral received for securities loaned in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. Each Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 102% (105% in the case of foreign securities) cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Board must terminate the loan and regain the right to vote the securities. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon a Fund's ability to recover the loaned securities or dispose of the collateral for the loan.

          BORROWING. Each Fund may borrow up to 33-1/3% of its total assets for temporary or emergency purposes, including to meet portfolio redemption requests so as to permit the orderly disposition of portfolio securities or to facilitate settlement transactions on portfolio securities. Additional investments (including roll-overs) will not be made when borrowings exceed 5% of a Fund's total assets. Although the principal of such borrowings will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. Each Fund expects that some of its borrowings may be made on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender.

          SECURITIES OF OTHER INVESTMENT COMPANIES. Each Fund may invest in securities issued by other investment companies to the extent permitted by the 1940 Act. As a shareholder of another investment company, each Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

          OPTIONS GENERALLY. The Funds, except the Municipal Bond Fund, may purchase and write (sell) securities, securities indices and currencies for both hedging purposes and to increase total return, which may involve speculation. For purpose of this section, a "Fund" refers to each of the Funds except for the Municipal Bond Fund.

          SECURITIES OPTIONS. Each Fund may write covered put and call options on stock and debt securities and each Fund may purchase such options that are traded on foreign and U.S. exchanges, as well as OTC options. A Fund realizes fees (referred to as "premiums") for granting the rights evidenced by the options it has written. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price for a specified time period or at a specified time. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price for a specified time period or at a specified time.

          The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use. However, for an option writer the exposure to adverse price movements in the underlying security or index is potentially unlimited during the exercise period. Writing securities options may result in substantial losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or at less advantageous prices, limit the amount of appreciation the Fund could realize on its investments or require the Fund to hold securities it would otherwise sell.

          The principal reason for writing covered options on a security is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, a Fund, as the writer of a covered call option, forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). A Fund that writes call options retains the risk of an increase in the price of the underlying security. The size of the premiums that the Funds may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

          If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices decline, the put writer would expect to suffer a loss. This loss may be less than the loss from purchasing the underlying instrument directly to the extent that the premium received offsets the effects of the decline.

          In the case of options written by a Fund that are deemed covered by virtue of the Fund's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stock with respect to which the Fund has written options may exceed the time within which the Fund must make delivery in accordance with an exercise notice. In these instances, a Fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the Fund will not bear any market risk, since the Fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed securities, but the Fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

          Additional risks exist with respect to certain of the securities for which a Fund may write covered call options. For example, if the Fund writes covered call options on mortgage-backed securities, the mortgage-backed securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover. If this occurs, the Fund will compensate for the decline in the value of the cover by purchasing an appropriate additional amount of mortgage-backed securities.

          Options written by a Fund will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the- money" and "out-of-the-money," respectively. Each Fund that can write put and call options on securities may write (i) in-the-money call options when the Adviser expects that the price of the underlying security will remain flat or decline moderately during the option period, (ii) at-the-money call options when the Adviser expects that the price of the underlying security will remain flat or advance moderately during the option period and (iii) out-of-the-money call options when the Adviser expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be used in the same market environments that such call options are used in equivalent transactions. To secure its obligation to deliver the underlying security when it writes a call option, each Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Clearing Corporation and of the securities exchange on which the option is written.

          Prior to their expirations, put and call options may be sold in closing sale or purchase transactions (sales or purchases by a Fund prior to the exercise of options that it has purchased or written, respectively, of options of the same series) in which a Fund may realize a profit or loss from the sale. An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the OTC market. When a Fund has purchased an option and engages in a closing sale transaction, whether the Fund realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Fund initially paid for the original option plus the related transaction costs. Similarly, in cases where a Fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. A Fund may engage in a closing purchase transaction to realize a profit, to prevent an underlying security with respect to which it has written an option from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). The obligation of a Fund under an option it has written would be terminated by a closing purchase transaction (the Fund would not be deemed to own an option as a result of the transaction). So long as the obligation of a Fund as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. A Fund cannot effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice.

          There is no assurance that sufficient trading interest will exist to create a liquid secondary market on a securities exchange for any particular option or at any particular time, and for some options, no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow or other unforeseen events have at times rendered certain of the facilities of the Options Clearing Corporation (the "Clearing Corporation") and various securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. Moreover, a Fund's ability to terminate options positions established in the OTC market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in OTC transactions would fail to meet their obligations to the Fund. The Funds, however, intend to purchase OTC options only from dealers whose debt securities, as determined by the Adviser, are considered to be investment grade. If, as a covered call option writer, a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security and would continue to be at market risk on the security.

          Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain time periods by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the Funds and other clients of the Adviser and certain of its affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions. These limits may restrict the number of options the Funds will be able to purchase on a particular security.

          SECURITIES INDEX OPTIONS. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index such as the Standard & Poor's 100. Indexes may also be based on a particular industry or market segment.

          Options on securities indexes are similar to options on securities except that (i) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (ii) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.

COMMON INVESTMENT OBJECTIVES AND POLICIES -- GLOBAL TECHNOLOGY, MUNICIPAL BOND AND SELECT EQUITY FUNDS

          WHEN-ISSUED SECURITIES, DELAYED DELIVERY TRANSACTIONS AND FORWARD COMMITMENTS. Each Fund may purchase securities on a when-issued basis or on a forward commitment basis, and it may purchase or sell securities for delayed delivery (I.E., payment or delivery occur beyond the normal settlement date at a stated price and yield). Each Fund currently anticipates that when-issued securities will not exceed 25% of its net assets. Each Fund does not intend to engage in when-issued purchases and forward commitments for speculative purposes but only in furtherance of its investment objectives.

          In these transactions, payment for and delivery of the securities occur beyond the regular settlement dates, normally within 30-45 days after the transaction. The Funds will not enter into a when-issued or delayed-delivery transaction for the purpose of leverage, but may sell the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive securities in a delayed-delivery transaction before the settlement date if the Adviser deems it advantageous to do so. The payment obligation and the interest rate that will be received on when-issued and delayed-delivery transactions are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the prices obtained on such securities may be higher or lower than the prices available in the market on the dates when the investments are actually delivered to the buyers. Each Fund will establish a segregated account with its custodian consisting of cash or liquid securities in an amount equal to its when-issued and delayed-delivery purchase commitments and will segregate the securities underlying commitments to sell securities for delayed delivery.

          When a Fund agrees to purchase when-issued or delayed-delivery securities, its custodian will set aside cash or liquid securities that are acceptable as collateral to the appropriate regulatory authority equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case a Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When a Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Funds' incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

          STAND-BY COMMITMENT AGREEMENTS. Each Fund may from time to time enter into stand-by commitment agreements. The Funds do not presently intend to invest more than 5% of net assets in stand-by commitment agreements during the coming year.

          Such agreements commit a Fund, for a stated period of time, to purchase a stated amount of a fixed income securities which may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security is fixed at the time of the commitment. At the time of entering into the agreement, a Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued. A Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price that is considered advantageous to a Fund. Each Fund will not enter into a stand-by commitment with a remaining term in excess of 45 days and it will limit its investment in such commitments so that the aggregate purchase price of the securities subject to such commitments, together with the value of portfolio securities subject to legal restrictions on resale, will not exceed 10% of its assets taken at the time of acquisition of such commitment or security.

          Each Fund will at all times maintain a segregated account with its custodian consisting of cash or liquid securities denominated in U.S. dollars or non-U.S. currencies in an aggregate amount equal to the purchase price of the securities underlying the commitment. The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which assets fall below the amount of the purchase price. A Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments.

          There can be no assurance that the securities subject to a stand-by commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Because the issuance of the security underlying the commitment is at the option of the issuer, a Fund may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.

          The purchase of a security subject to a stand-by commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the stand-by commitment.

COMMON INVESTMENT OBJECTIVES AND POLICIES -- GLOBAL TECHNOLOGY, SELECT EQUITY AND LONG-SHORT FUNDS

          U.S. GOVERNMENT SECURITIES. The obligations issued or guaranteed by the U.S. government in which a Fund may invest include direct obligations of the U.S. Treasury and obligations issued by U.S. government agencies and instrumentalities. Included among direct obligations of the United States are Treasury Bills, Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities and dates of issuance. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance. Included among the obligations issued by agencies and instrumentalities of the United States are instruments that are supported by the full faith and credit of the United States (such as certificates issued by the Government National Mortgage Association ("GNMA")); instruments that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported by the credit of the instrumentality (such as Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC") bonds).

          Other U.S. government securities the Funds may invest in include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the United States, Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, a Fund will invest in obligations issued by such an instrumentality only if the Adviser determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

          FOREIGN INVESTMENTS. Investors should recognize that investing in foreign companies involves certain risks, including those discussed below, which are in addition to those associated with investing in U.S. issuers. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments positions. In addition, foreign investments by the Funds are subject to the risk that natural disasters (such as an earthquake) will weaken a country's economy and cause investments in that country to lose money. Natural disaster risks are, of course, not limited to foreign investments and may apply to a Fund's domestic investments as well. The Funds may invest in securities of foreign governments (or agencies or instrumentalities thereof), and many, if not all, of the foregoing considerations apply to such investments as well.

          For the purposes of this investment policy, foreign investments include investments in companies located or conducting a majority of their business outside of the U.S., companies which have issued securities traded principally outside of the U.S., or non-U.S. governments, governmental entities or political subdivisions.

          FOREIGN DEBT SECURITIES. The returns on foreign debt securities reflect interest rates and other market conditions prevailing in those countries and the effect of gains and losses in the denominated currencies against the U.S. dollar, which have had a substantial impact on investment in foreign fixed-income securities. The relative performance of various countries' fixed-income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

          The foreign government securities in which the Funds may invest generally consist of obligations issued or backed by national, state or provincial governments or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated, or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

          Foreign government securities also include debt securities of "quasi-governmental agencies" and debt securities denominated in multinational currency units of an issuer (including supranational issuers). Debt securities of quasi-governmental agencies are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. An example of a multinational currency unit is the euro, the new single currency for eleven Economic and Monetary Union member states. The euro represents specified amounts of the currencies of certain member states of the Economic and Monetary Union and was introduced on January 1, 1999. National currencies of the eleven member states participating in the euro will become subdivisions of the euro, but will continue to circulate as legal tender until January 1, 2002, when they will be withdrawn permanently.

          FOREIGN CURRENCY EXCHANGE. Since the Funds may invest in securities denominated in currencies of non-U.S. countries, the Funds may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of the Fund assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by a Fund. Unless otherwise contracted, the rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the United States and a particular foreign country, including economic and political developments in other countries. Governmental intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country's central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies. The Funds may use hedging techniques with the objective of protecting against loss through the fluctuation of the value of a foreign currency against the U.S. dollar, particularly the forward market in foreign exchange, currency options and currency futures.

          INFORMATION. The majority of the securities held by the Funds will not be registered with, nor will the issuers thereof be subject to reporting requirements of the SEC. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Foreign companies are generally subject to financial reporting standards, practices and requirements that are either not uniform or less rigorous than those applicable to U.S. companies.

          POLITICAL INSTABILITY. With respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Funds, political or social instability, or domestic developments which could affect U.S. investments in those and neighboring countries.

          FOREIGN MARKETS. Securities of some foreign companies are less liquid and their prices are more volatile than securities of comparable U.S. companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold which may result in increased exposure to market and foreign exchange fluctuations and increased illiquidity.

          INCREASED EXPENSES. The operating expenses of the Funds can be expected to be higher than that of an investment company investing exclusively in U.S. securities, since the expenses of the Funds, such as cost of converting foreign currency into U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, custodial costs, valuation costs and communication costs, as well as the rate of the investment advisory fees, though similar to such expenses of some other international funds, are higher than those costs incurred by other investment companies not investing in foreign securities. In addition, foreign securities may be subject to foreign government taxes that would reduce the net yield on such securities.

          DOLLAR-DENOMINATED DEBT SECURITIES OF FOREIGN ISSUERS. The returns on foreign debt securities reflect interest rates and other market conditions prevailing in those countries. The relative performance of various countries' fixed income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

          DEPOSITARY RECEIPTS. The assets of each Fund may be invested in the securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and International Depositary Receipts ("IDRs"). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe, and IDRs, which are sometimes referred to as Global Depositary Receipts ("GDRs"), are issued outside the United States. EDRs (CDRs) and IDRs (GDRs) are typically issued by non-U.S. banks and trust companies and evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs

(CDRs) and IDRs (GDRs) in bearer form are designed for use in European and non-U.S. securities markets, respectively.

          BRADY BONDS. Each Fund may invest in so-called "Brady Bonds," which are securities created through the exchange of existing commercial bank loans to public and private entities for new bonds in connection with debt restructurings under a debt restructuring plan announced by former U.S. Secretary of the Treasury Nicholas F. Brady. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are currently actively traded in the OTC secondary market for debt instruments. Brady Bonds have been issued only recently and therefore do not have a long payment history. In light of the history of commercial bank loan defaults by Latin American public and private entities, investments in Brady Bonds may be viewed as speculative.

          EMERGING MARKETS. Each Fund may invest in securities of issuers located in "emerging markets" (less developed countries located outside of the U.S.). Investing in emerging markets involves not only the risks described above with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. For example, many investments in emerging markets experienced significant declines in value due to political and currency volatility in emerging markets countries during the latter part of 1997 and the first half of 1998. Other characteristics of emerging markets that may affect investment include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed structures governing private and foreign investments and private property. The typically small size of the markets of securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

          SOVEREIGN DEBT. Investments in sovereign debt involve special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited legal recourse in the event of a default.

          Sovereign debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore somewhat limited. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements.

          A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. Increased protectionism on the part of a country's trading partners, or political changes in those countries, could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any, or the credit standing of a particular local government or agency.

          The occurrence of political, social or diplomatic changes in one or more of the countries issuing sovereign debt could adversely affect a Fund's investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their sovereign debt. While the Adviser intends to manage the Funds in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause a Fund to suffer a loss of interest or principal on any of its holdings.

          Investors should also be aware that certain sovereign debt instruments in which a Fund may invest involve great risk. Sovereign debt issued by issuers in many emerging markets generally is deemed to be the equivalent in terms of quality to securities rated below investment grade by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Services ("S&P"). Such securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Some of such sovereign debt, which may not be paying interest currently or may be in payment default, may be comparable to securities rated "D" by S&P or "C" by Moody's. A Fund may have difficulty disposing of certain sovereign debt obligations because there may be a limited trading market for such securities. Because there is no liquid secondary market for many of these securities, the Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse impact on the market price of such securities and a Fund's ability to dispose of particular issues when necessary to meet a Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing a Fund's portfolio and calculating its net asset value. When and if available, fixed income securities may be purchased by a Fund at a discount from face value. However, the Funds do not intend to hold such securities to maturity for the purpose of achieving potential capital gains, unless current yields on these securities remain attractive. From time to time, a Fund may purchase securities not paying interest at the time acquired if, in the opinion of the Adviser, such securities have the potential for future income or capital appreciation.

          CONVERTIBLE SECURITIES. Convertible securities in which a fund may invest, including both convertible debt and convertible preferred stock, may be converted at either a stated price or stated rate into underlying shares of common stock. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates like bonds and, in addition, fluctuates in relation to the underlying common stock. Subsequent to purchase by a Fund, convertible securities may cease to be rated or a rating may be reduced below the minimum required for purchase by the Fund. Neither event will require sale of such securities, although the Adviser will consider such event in its determination of whether a Fund should continue to hold the securities.

          DEBT SECURITIES. Each Fund may invest in investment grade debt securities (other than money market obligations) for the purpose of seeking capital appreciation. Any percentage limitation on a Fund's ability to invest in debt securities will not be applicable during periods when the Fund pursues a temporary defensive strategy as discussed below. Each Fund may invest to a limited extent in zero coupon securities and government zero coupon securities. See "Additional Information Concerning Taxes" for a discussion of the tax consequences to shareholders of a Fund that invests in zero coupon securities.

          The interest income to be derived may be considered as one factor in selecting debt securities for investment by the Adviser. Because the market value of debt obligations can be expected to vary inversely to changes in prevailing interest rates, investing in debt obligations may provide an opportunity for capital appreciation when interest rates are expected to decline. The success of such a strategy is dependent upon the Adviser's ability to forecast accurately changes in interest rates. The market value of debt obligations may also be expected to vary depending upon, among other factors, the ability of the issuer to repay principal and interest, any change in investment rating and general economic conditions.

          A security will be deemed to be investment grade if it is rated within the four highest grades by Moody's or S&P or, if unrated, is determined to be of comparable quality by the Adviser. Securities rated in the fourth highest grade may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require sale of such securities, although the Adviser will consider such event in its determination of whether the Fund should continue to hold the securities.

          BELOW INVESTMENT GRADE SECURITIES. The Municipal Bond Fund has established no rating criteria for the debt securities in which it may invest.

          Below investment grade debt securities may be rated as low as C by Moody's or D by S&P, or be deemed by the Adviser to be of equivalent quality. Securities that are rated C by Moody's are the lowest rated class and can be regarded as having extremely poor prospects of ever attaining any real investment standing. A security rated D by S&P is in default or is expected to default upon maturity or payment date. Investors should be aware that ratings are relative and subjective and are not absolute standards of quality.

          Below investment grade securities (commonly referred to as "junk bonds"), (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than investment grade securities. In addition, these securities generally present a higher degree of credit risk. The risk of loss due to default is significantly greater because these securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

          While the market values of medium- and lower-rated securities and unrated securities of comparable quality tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-quality securities. In addition, medium- and lower-rated securities and comparable unrated securities generally present a higher degree of credit risk. Issuers of medium- and lower-rated securities and unrated securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because medium- and lower-rated securities and unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

          An economic recession could disrupt severely the market for such securities and may adversely affect the value of such securities and the ability of the issuers of such securities to repay principal and pay interest thereon. A Fund may have difficulty disposing of certain of these securities because there may be a thin trading market. Because there is no established retail secondary market for many of these securities, the Funds anticipate that these securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market, as well as adverse publicity and investor perception with respect to these securities, may have an adverse impact on market price and a Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing the Fund and calculating its net asset value.

          The market value of securities in medium- and lower-rated categories is also more volatile than that of higher quality securities. Factors adversely impacting the market value of these securities will adversely impact a Fund's net asset value. A Fund will rely on the judgment, analysis and experience of the Adviser in evaluating the creditworthiness of an issuer. In this evaluation, in addition to relying on ratings assigned by Moody's or S&P, the Adviser will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. Interest rate trends and specific developments which may affect individual issuers will also be analyzed. Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced. Neither event will require sale of such securities, although the Adviser will consider such event in its determination of whether a Fund should continue to hold the securities. Normally, medium- and lower-rated and comparable unrated securities are not intended for short-term investment. A Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings of such securities. At times, adverse publicity regarding lower-rated securities has depressed the prices for such securities to some extent.

          MORTGAGE-BACKED SECURITIES. Mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities include those issued by GNMA, FNMA and FHLMC. Non-government issued mortgage-backed securities may offer higher yields than those issued by government entities, but may be subject to greater price fluctuations. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property. The mortgages backing these securities include, among other mortgage instruments, conventional 30-year fixed-rate mortgages, 15-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. Although there may be government or private guarantees on the payment of interest and principal of these securities, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Fund's shares. These securities generally are "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. Some mortgage-backed securities, such as collateralized mortgage obligations ("CMOs"), make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond).

          Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location, scheduled maturity and age of the mortgage and other social and demographic conditions. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. At present, pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the Funds' yield. In addition, mortgage-backed securities issued by certain non-government entities and collateralized mortgage obligations may be less marketable than other securities.

          The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as GNMA, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

          ASSET-BACKED SECURITIES. Asset-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities include those issued by the Student Loan Marketing Association. Asset-backed securities represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation. In certain circumstances, asset-backed securities may be considered illiquid securities subject to the percentage limitations described herein. Asset-backed securities are considered an industry for industry concentration purposes, and a Fund will therefore not purchase any asset-backed securities which would cause 25% or more of a Fund's net assets at the time of purchase to be invested in asset-backed securities.

          Asset-backed securities present certain risks that are not presented by other securities in which the Funds may invest. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, there is no assurance that the security interest in the collateral can be realized. The remaining maturity of any asset-backed security a Fund invests in will be 397 days or less. A Fund may purchase asset-backed securities that are unrated.

          LOAN PARTICIPATIONS AND ASSIGNMENTS. Each Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign government (a "Borrower") and one or more financial institutions ("Lenders"). The majority of each Fund's investments in Loans are expected to be in the form of participations in Loans ("Participations") and assignments of portions of Loans from third parties ("Assignments"). Each Fund currently anticipates that it will not invest more than 5% of its net assets in Loan Participations and Assignments.

          Participations typically will result in the Fund having a contractual relationship only with the Lender, not with the Borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the Borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the Borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the Borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the Borrower. The Fund will acquire Participations only if the Lender interpositioned between the Fund and the Borrower is determined by the Adviser to be creditworthy.

          STRUCTURED NOTES, BONDS OR DEBENTURES. Typically, the value of the principal and/or interest on these instruments is determined by reference to changes in the value of specific currencies, interest rates, commodities, indexes or other financial indicators (the "Reference") or the relevant change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of a Fund's entire investment. The value of structured securities may move in the same or the opposite direction as the value of the Reference, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference so that the security may be more or less volatile than the Reference, depending on the multiple. Consequently, structured securities may entail a greater degree of market risk and volatility than other types of debt obligations.

          COLLATERALIZED MORTGAGE OBLIGATIONS. The Funds may also purchase CMOs issued by a U.S. Government instrumentality which are backed by a portfolio of mortgages or mortgage-backed securities. The issuer's obligations to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. Generally, CMOs are partitioned into several classes with a ranked priority by which the classes of obligations are redeemed. These securities may be considered mortgage derivatives. The Funds may only invest in CMOs issued by FHLMC, FNMA or other agencies of the U.S. Government or instrumentalities established or sponsored by the U.S. Government.

          CMOs provide an investor with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-related securities. Issuers of CMOs frequently elect to be taxed as pass-through entities known as real estate mortgage investment conduits ("REMICs"). CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. Coupons can be fixed or variable. If variable, they can move with or in the reverse direction of interest rates. The coupon changes could be a multiple of the actual rate change and there may be limitations on what the coupon can be. Cash flows of pools can also be divided into a principal only class and an interest only class. In this case the principal only class will only receive principal cash flows from the pool. All interest cash flows go to the interest only class. The relative payment rights of the various CMO classes may be structured in many ways, either sequentially or by other rules of priority. Generally, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. Sometimes, however, CMO classes are "parallel pay" (I.E. payments of principal are made to two or more classes concurrently). CMOs may exhibit more or less price volatility and interest rate risk than other types of mortgaged-related obligations.

          The CMO structure returns principal to investors sequentially, rather than according to the pro rata method of a pass-through. In the traditional CMO structure, all classes (called tranches) receive interest at a stated rate, but only one class at a time receives principal. All principal payments received on the underlying mortgages or securities are first paid to the "fastest pay" tranche. After this tranche is retired, the next tranche in the sequence becomes the exclusive recipient of principal payments. This sequential process continues until the last tranche is retired. In the event of sufficient early repayments on the underlying mortgages, the "fastest-pay" tranche generally will be retired prior to its maturity. Thus the early retirement of a particular tranche of a CMO held by a Fund would have the same effect as the prepayment of mortgages underlying a mortgage-backed pass-through security as described above.

          ZERO COUPON SECURITIES. Each Fund may invest in "zero coupon" U.S. Treasury, foreign government and U.S. and foreign corporate debt securities, which are bills, notes and bonds that have been stripped of their unmatured interest coupons and receipts or certificates representing interests in such stripped debt obligations and coupons. Each Fund currently anticipates that zero coupon securities will not exceed 5% of its net assets.

          A zero coupon security pays no interest to its holder prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest. The Funds anticipate that they will not normally hold zero coupon securities to maturity. Federal tax law requires that a holder of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year, even though the holder receives no interest payment on the security during the year.

          FUTURES ACTIVITIES. Each Fund may enter into futures contracts (and related options) on securities, securities indices, foreign currencies and interest rates, and purchase and write (sell) related options traded on exchanges designated by the Commodity Futures Trading Commission (the "CFTC") or consistent with CFTC regulations, on foreign exchanges. These futures contracts are standardized contracts for the future delivery of a non-U.S. currency, an interest rate sensitive security or, in the case of index futures contracts or certain other futures contracts, a cash settlement with reference to a specified multiplier times the change in the index. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.

          These transactions may be entered into for "bona fide hedging" purposes as defined in CFTC regulations and other permissible purposes including hedging against changes in the value of portfolio securities due to anticipated changes in currency values, interest rates and/or market conditions as well as for the purpose of increasing total return, which may involve speculation. Aggregate initial margin and premiums (discussed below) required to establish positions other than those considered to be "bona fide hedging" by the CFTC will not exceed 5% of the Fund's net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. Each Fund reserves the right to engage in transactions involving futures contracts and options on futures contracts to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund's policies. There is no overall limit on the percentage of Fund assets that may be at risk with respect to futures activities.

          FUTURES CONTRACTS. A foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (debt security) at a specified price, date, time and place. Securities indexes are capitalization weighted indexes which reflect the market value of the securities represented in the indexes. A securities index futures contract is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made.

          No consideration is paid or received by a Fund upon entering into a futures contract. Instead, the Fund is required to deposit in a segregated account with its custodian an amount of cash or liquid securities acceptable to the broker, equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange on which the contract is traded, and brokers may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. The broker will have access to amounts in the margin account if the Fund fails to meet its contractual obligations. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the currency, financial instrument or securities index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." A Fund will also incur brokerage costs in connection with entering into futures transactions.

          At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract. Positions in futures contracts and options on futures contracts (described below) may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although each Fund may enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting the Fund to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such situations, if a Fund had insufficient cash, it might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances the Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect a Fund's performance.

          OPTIONS ON FUTURES CONTRACTS. Each Fund may purchase and write put and call options on foreign currency, interest rate and stock index futures contracts and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected; the ability to establish and close out positions on such options will be subject to the existence of a liquid market.

          An option on a currency, interest rate or securities index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of each Fund.

          CURRENCY EXCHANGE TRANSACTIONS. The value in U.S. dollars of the assets of the Funds that are invested in foreign securities may be affected favorably or unfavorably by a variety of factors not applicable to investment in U.S. securities, and the Funds may incur costs in connection with conversion between various currencies. Currency exchange transactions may be from any non-U.S. currency into U.S. dollars or into other appropriate currencies. Each Fund will conduct its currency exchange transactions (i) on a spot (I.E., cash) basis at the rate prevailing in the currency exchange market, (ii) through entering into futures contracts or options on such contracts (as described above), (iii) through entering into forward contracts to purchase or sell currency or (iv) by purchasing exchange-traded currency options. The Funds may engage in currency exchange transactions for both hedging purposes and to increase total return, which may involve speculation.

          FORWARD CURRENCY CONTRACTS. Each Fund may use forward currency contracts to protect against uncertainty in the level of future exchange rates and to enhance total return. The Funds will not invest more than 50% of their respective total assets in such contracts for the purpose of enhancing total return. There is no limit on the amount of assets that the Funds may invest in such transactions for hedging purposes.

          The Funds may also enter into forward currency contracts with respect to specific transactions. For example, when a Fund anticipates the receipt in a foreign currency of interest payments on a security that it holds, a Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment, as the case may be, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying transaction. A Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

          A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks and brokers) and their customers. Forward currency contracts are similar to currency futures contracts, except that futures contracts are traded on commodities exchanges and are standardized as to contract size and delivery date.

          At or before the maturity of a forward contract, the Funds may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by negotiating with its trading partner to enter into an offsetting transaction. If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices.

          CURRENCY OPTIONS. The Funds may purchase exchange-traded put and call options on foreign currencies. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option is exercised. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option is exercised.

          CURRENCY HEDGING. Each Fund's currency hedging will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of a Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. No Fund may position hedge to an extent greater than the aggregate market value (at the time of entering into the hedge) of the hedged securities.

          A decline in the U.S. dollar value of a foreign currency in which a Fund's securities are denominated will reduce the U.S. dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. For example, in order to protect against diminutions in the U.S. dollar value of non-dollar denominated securities it holds, a Fund may purchase foreign currency put options. If the value of the foreign currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on the U.S. dollar value of its securities that otherwise would have resulted. Conversely, if a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, the Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to a Fund derived from purchases of currency options, like the benefit derived from other types of options, will be reduced by premiums and other transaction costs. Because transactions in currency exchange are generally conducted on a principal basis, no fees or commissions are generally involved. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, a Fund may not be able to contract to sell a currency at a price above the devaluation level it anticipates.

          While the values of currency futures and options on futures, forward currency contracts and currency options may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of a Fund's investments and a currency hedge may not be entirely successful in mitigating changes in the value of the Fund's investments denominated in that currency. A currency hedge, for example, should protect a non-dollar denominated bond against a decline in the non-dollar currency, but will not protect the Fund against a price decline if the issuer's creditworthiness deteriorates.

          HEDGING GENERALLY. In addition to entering into options, futures and currency exchange transactions for other purposes, including generating current income to offset expenses or increase return, each Fund may enter into these transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position. As a result, the use of options, futures, contracts and currency exchange transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged. In addition, the movement in the portfolio position hedged may not be of the same magnitude as movement in the hedge. With respect to futures contracts, since the value of portfolio securities will far exceed the value of the futures contracts sold by a Fund, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Fund's assets.

          In hedging transactions based on an index, whether a Fund will realize a gain or loss depends upon movements in the level of securities prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular security. The risk of imperfect correlation increases as the composition of a Fund's portfolio varies from the composition of the index. In an effort to compensate for imperfect correlation of relative movements in the hedged position and the hedge, a Fund's hedge positions may be in a greater or lesser dollar amount than the dollar amount of the hedged position. Such "over hedging" or "under hedging" may adversely affect the Fund's net investment results if market movements are not as anticipated when the hedge is established. Securities index futures transactions may be subject to additional correlation risks. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the securities index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in the securities index and movements in the price of securities index futures, a correct forecast of general market trends by the Adviser still may not result in a successful hedging transaction.

          Each Fund will engage in hedging transactions only when deemed advisable by the Adviser, and successful use by the Fund of hedging transactions will be subject to the Adviser's ability to predict trends in currency, interest rate or securities markets, as the case may be, and to predict correctly movements in the directions of the hedge and the hedged position and the correlation between them, which predictions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual securities, and there can be no assurance that the use of these strategies will be successful. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends. Losses incurred in hedging transactions and the costs of these transactions will affect a Fund's performance.

          SHORT SALES "AGAINST THE BOX". In a short sale, a Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. While a short sale is made by selling a security the Fund does not own, a short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. It may be entered into by the Fund, for example, to lock in a sales price for a security the Fund does not wish to sell immediately. If the Fund engages in a short sale, the collateral for the short position will be maintained by the Fund's custodian or qualified sub-custodian. While the short sale is open, the Fund will maintain in a segregated account an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute the Fund's long position.

          A Fund may make a short sale as a hedge when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security). In such case, any future losses in a Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount a Fund owns. There will be certain additional transactions costs associated with short sales against the box, but a Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

          If a Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if a Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which a Fund may effect short sales.

          The Funds do not presently intend to invest more than 5% of net assets in short sales against the box.

          SECTION 4(2) PAPER. "Section 4(2) paper" is commercial paper which is issued in reliance on the "private placement" exemption from registration which is afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) paper is restricted as to disposition under the federal securities laws and is generally sold to institutional investors such as the Funds which agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. See "Illiquid Securities" above. See Appendix "A" for a list of commercial paper ratings.

SUPPLEMENTAL INVESTMENT OBJECTIVES AND POLICIES -- GLOBAL TECHNOLOGY AND SELECT EQUITY FUNDS

          RIGHTS OFFERINGS AND PURCHASE WARRANTS. Rights offerings and purchase warrants are privileges issued by a corporation which enable the owner to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short lifespan to expiration. The purchase of rights or warrants involves the risk that a Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not executed prior to the rights and warrants expiration. Also, the purchase of rights or warrants involves the risk that the effective price paid for the rights or warrants in addition to the subscription price of the related security may exceed the value of the subscribed security's market price if, for instance, when there is no movement in the level of the underlying security.

SUPPLEMENTAL INVESTMENT OBJECTIVES AND POLICIES -- GLOBAL TECHNOLOGY FUND

          Technology companies, including telecommunications companies in both developed and emerging countries are undergoing significant change due to varying and evolving levels of governmental regulation or deregulation and other factors. As a result, competitive pressures are intense and the securities of such companies may be subject to rapid price volatility. Telecommunications regulation typically limits rates charged, returns earned, providers of services, types of services, ownership, areas served and terms for dealing with competitors and customers. Telecommunications regulation generally has tended to be less stringent for newer services than for traditional telephone service, although there can be no assurances that such newer services will not be heavily regulated in the future. Regulation may also limit the use of new technologies and hamper efficient depreciation of existing assets. If regulation limits the use of new technologies by established carriers or forces cross-subsidies, large private networks may emerge. Service providers may also be subject to regulations regarding ownership and control, providers of services, subscription rates and technical standards.

          Companies offering telephone services are experiencing increasing competition from cellular telephones, and the cellular telephone industry, because it has a limited operating history, faces uncertainty concerning the future of the industry and demand for cellular telephones. All telecommunications companies in both developed and emerging countries are subject to the additional risk that technological innovations will make their products and services obsolete. While telephone companies in developed countries and certain emerging countries may pay an above average dividend, the Fund's investment decisions are based upon capital appreciation potential rather than income considerations.

SUPPLEMENTAL INVESTMENT OBJECTIVES AND POLICIES -- MUNICIPAL BOND FUND

          Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance, and opinions relating to the validity of and the tax-exempt status of payments received by the Fund from tax-exempt derivative securities are rendered by counsel to the respective sponsors of such securities. The Fund and the Adviser will rely on such opinions and will not review independently the underlying proceedings relating to the issuance of Municipal Obligations, the creation of any tax-exempt derivative securities, or the basis for such opinions.

          Certain Municipal Obligations are classified as private activity bonds. Interest on private activity bonds is tax-exempt only if the bonds fall within certain defined categories of qualified private activity bonds and meet the requirements specified in those respective categories. In addition, interest on certain private activity bonds ("Alternative Minimum Tax Securities") is a specific preference item under the federal alternative minimum tax. Investors should also be aware of the possibility of state and local alternative minimum or minimum income tax liability on interest from Alternative Minimum Tax Securities.

          Although the Municipal Bond Fund may invest 25% or more of its net assets in Municipal Obligations the interest on which is paid solely from revenues of similar projects, and may invest up to 40% of its total assets in private activity bonds when added together with any taxable investments held by the Municipal Bond Fund, it will not do so unless in the opinion of the Adviser the investment is warranted. To the extent the Municipal Bond Fund's assets are invested in Municipal Obligations payable from the revenues of similar projects or are invested in private activity bonds, the Municipal Bond Fund will be subject to the peculiar risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than it would be if its assets were not so invested.

SUPPLEMENTAL INVESTMENT OBJECTIVES AND POLICIES -- LONG-SHORT FUND

          SHORT SALES. The Long-Short Fund will seek to realize additional gains through short sales. Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the value of that security relative to the long positions held by the

Fund. To complete such a transaction, the Fund must borrow the security from a broker or other institution to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker (or by the Fund's custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. The Fund also will incur transaction costs in effecting short sales.

          The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with a short sale. An increase in the value of a security sold short by the Fund over the price at which it was sold short will result in a loss to the Fund, and there can be no assurance that the Fund will be able to close out the position at any particular time or at an acceptable price. Although the Fund's gain is limited to the amount at which it sold a security short, its potential loss is limited only by the maximum attainable price of the security less the price at which the security was sold. Until the Fund replaces a borrowed security, it will maintain in a segregated account at all times cash, U.S. Government Securities, or other liquid securities in an amount which, when added to any amount deposited with a broker as collateral will at least equal the current market value of the security sold short. Depending on arrangements made with brokers, the Fund may not receive any payments (including interest) on collateral deposited with them. The Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 100% of the value of the Fund's net assets.

                             INVESTMENT RESTRICTIONS

          The following investment limitations of each Fund may not be changed without the affirmative vote of the holders of a majority of a Fund's outstanding shares ("Fundamental Restrictions"). Such majority is defined as the lesser of (i) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares.

          If a percentage restriction (other than the percentage limitation set forth in No. 1 of each of the Funds) is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the Funds' assets will not constitute a violation of such restriction.

          Each Fund may not:

          1. Borrow money, except from banks, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Fund; or mortgage, pledge or hypothecate any of its assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 33 1/3% of the value of the Fund's total assets at the time of such borrowing; provided, however, with respect to the Long-Short Fund only, that: (a) short sales and related borrowings of securities are not subject to this restriction; and,
(b) for the purposes of this restriction, collateral arrangements with respect to options, short sales, stock index, interest rate, currency or other futures, options on futures contracts, collateral arrangements with respect to initial and variation margin and collateral arrangements with respect to swaps and other derivatives are not deemed to be a pledge or other encumbrance of assets.

          2. Issue any senior securities, except as permitted under the 1940 Act;

          3. Act as an underwriter of securities within the meaning of the Securities Act, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

          4. Purchase or sell real estate (including real estate limited partnership interests), provided that a Fund may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein;

          5. Purchase or sell commodities or commodity contracts, except that a Fund may deal in forward foreign exchange transactions between currencies of the different countries in which it may invest and purchase and sell stock index and currency options, stock index futures, financial futures and currency futures contracts and related options on such futures;

          6. Make loans, except through loans of portfolio instruments and repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other debt instruments or interests therein and investment in government obligations, Loan Participations and Assignments, short-term commercial paper, certificates of deposit and bankers' acceptances shall not be deemed to be the making of a loan; and

          7. Except for the Global Technology Fund, purchase any securities, which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry. The Telecommunications Fund will concentrate in the telecommunications industry.

          For purposes of Investment Limitation No. 1, collateral arrangements with respect to, if applicable, the writing of options, futures contracts, options on futures contracts, forward currency contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of a senior security for purposes of Investment Limitation No. 2.

          In addition to the fundamental investment limitations specified above, a Fund may not:

              1. Make investments for the purpose of exercising control or management, but investments by a Fund in wholly-owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management;

              2. Purchase securities on margin, except for short-term credits necessary for clearance of portfolio transactions, and except that a Fund may make margin deposits in connection with its use of options, futures contracts, options on futures contracts and forward contracts;

              3. Purchase or sell interests in mineral leases, oil, gas or other mineral exploration or development programs, except that a Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities; and

              4. (LONG-SHORT FUND ONLY) Acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or (G) of the 1940 Act.

          The policies set forth above are not fundamental and thus may be changed by the Funds' Board of Directors without a vote of the shareholders.

          Securities held by a Fund generally may not be purchased from, sold or loaned to the Adviser or its affiliates or any of their directors, officers or employees, acting as principal, unless pursuant to a rule or exemptive order under the 1940 Act.

                               PORTFOLIO VALUATION

          The following is a description of the procedures used by the Funds in valuing their assets.

          Securities listed on a U.S. securities exchange (including securities traded through the Nasdaq National Market System) or foreign securities exchange or traded in an OTC market will be valued at the most recent sale as of the time the valuation is made or, in the absence of sales, at the mean between the highest bid and lowest asked quotations. If there are no such quotations, the value of the securities will be taken to be the most recent bid quotation on the exchange or market. Options contracts will be valued similarly. Futures contracts will be valued at the most recent settlement price at the time of valuation. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board. Amortized cost involves valuing a portfolio instrument at its initial cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The amortized cost method of valuation may also be used with respect to other debt obligations with 60 days or less remaining to maturity. Notwithstanding the foregoing, in determining the market value of portfolio investments, the Funds may employ outside organizations (each a "Pricing Service") which may use a matrix, formula or other objective method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. The procedures of Pricing Services are reviewed periodically by the officers of each Fund under the general supervision and responsibility of the Boards, which may replace a Pricing Service at any time. Securities, options, futures contracts and other assets for which market quotations are not available will be valued at their fair value as determined in good faith pursuant to consistently applied procedures established by the Boards. In addition, the Boards or their delegates may value a security at fair value if it determines that such security's value determined by the methodology set forth above does not reflect its fair value.

          Trading in certain foreign countries is completed at various times prior to the close of business on each business day in New York (I.E., a day on which The New York Stock Exchange, Inc. (the "NYSE") is open for trading). In addition, securities trading in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and days on which the Funds' net asset value is not calculated. As a result, calculation of the Funds' net asset value does not take place contemporaneously with the determination of the prices of the majority of the Funds' securities. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the prevailing exchange rate as quoted by a Pricing Service as of noon (Eastern time). If such quotations are not available, the rate of exchange will be determined in good faith pursuant to consistently applied procedures established by the Boards. Although the Long-Short Fund does not invest directly in foreign securities, it invests in American Depositary Receipts, the value of which depends on the underlying foreign security.

                             PORTFOLIO TRANSACTIONS

          The Adviser is responsible for establishing, reviewing and, where necessary, modifying each Fund's investment program to achieve its investment objective and has retained CSAM Ltd. to act as sub-investment adviser to the Global Technology Fund. Purchases and sales of newly issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal. Other purchases and sales may be effected on a securities exchange or over-the-counter, depending on where it appears that the best price or execution will be obtained. The purchase price paid by a Fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the after market, are normally executed at a price between the bid and asked price, which includes a dealer's mark-up or mark-down. Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. There is generally no stated commission in the case of securities traded in domestic or foreign OTC markets, but the price of securities traded in OTC markets includes an undisclosed commission or mark-up. U.S. government securities are generally purchased from underwriters or dealers, although certain newly issued U.S. government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality. No brokerage commissions are typically paid on purchases and sales of U.S. Government Securities.

          In selecting broker-dealers, the Adviser does business exclusively with those broker-dealers that, in the Adviser's judgment, can be expected to provide the best service. The service has two main aspects: the execution of buy and sell orders and the provision of research. In negotiating commissions with broker-dealers, the Adviser will pay no more for execution and research services that it considers either, or both together, to be worth. The worth of execution service depends on the ability of the broker-dealer to minimize costs of securities purchased and to maximize prices obtained for securities sold. The worth of research depends on its usefulness in optimizing portfolio composition and its changes over time. Commissions for the combination of execution and research services that meet the Adviser's standards may be higher than for execution services alone or for services that fall below the Adviser's standards. The Adviser believes that these arrangements may benefit all clients and not necessarily only the accounts in which the particular investment transactions occur that are so executed. Further, the Adviser will only receive brokerage or research service in connection with securities transactions that are consistent with the "safe harbor" provisions of Section 28(e) of the Securities Exchange Act of 1934 when paying such higher commissions. Research services may include research on specific industries or companies, macroeconomic analyses, analyses of national and international events and trends, evaluations of thinly traded securities, computerized trading screening techniques and securities ranking services, and general research services. For the fiscal year ended August 31, 2001, $108,660 of the Global Technology Fund, $10,503 of the Select Equity Fund and $0 of the Municipal Bond and Long-Short Market Neutral Funds' total brokerage commissions were paid to brokers and dealers who provided research services. Research received from brokers or dealers is supplemental to the Adviser's own research program.

          All orders for transactions in securities or options on behalf of a Fund are placed by the Adviser with broker-dealers that it selects, including Credit Suisse Asset Management Securities, Inc. ("CSAMSI") and other affiliates of Credit Suisse Group ("Credit Suisse"). A Fund may utilize CSAMSI or other affiliates of Credit Suisse in connection with a purchase or sale of securities when the Adviser believes that the charge for the transaction does not exceed usual and customary levels and when doing so is consistent with guidelines adopted by the Board.

          Investment decisions for the Funds concerning specific portfolio securities are made independently from those for other clients advised by the Adviser. Such other investment clients may invest in the same securities as the Funds. When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to each client, including the Funds. In some instances, this investment procedure may adversely affect the price paid or received by the Funds or the size of the position obtained or sold for the Funds. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for each Fund with those to be sold or purchased for such other investment clients in order to obtain best execution.

          Transactions for each of the Funds may be effected on foreign securities exchanges. In transactions for securities not actively traded on a foreign securities exchange, the Funds will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options.

          Each Fund may participate, if and when practicable, in bidding for the purchase of securities for the Fund's portfolio directly from an issuer in order to take advantage of the lower purchase price available to members of such a group. A Fund will engage in this practice, however, only when the Adviser, in its sole discretion, believe such practice to be otherwise in the Fund's interest.

          For the past three fiscal years ended August 31, the Funds have paid brokerage commissions as follows:


AUGUST 31, 2001

FUND                                                                          BROKERAGE COMMISSIONS
----                                                                          ---------------------
Global Technology                                                                $      809,050
Municipal Bond                                                                   $            0
Select Equity                                                                    $       44,458
Long-Short                                                                       $       10,906


AUGUST 31, 2000

FUND                                                                          BROKERAGE COMMISSIONS
----                                                                          ---------------------
Global Technology                                                                $    1,599,215
Municipal Bond                                                                   $            4
Select Equity                                                                    $       94,752
Long-Short                                                                       $       23,150


AUGUST 31, 1999

FUND                                                                          BROKERAGE COMMISSIONS
----                                                                          ---------------------
Global Technology                                                                $      178,506
Municipal Bond                                                                   $            0
Select Equity                                                                    $      192,853
Long-Short                                                                       $      214,482

          With respect to the Global Technology and Long-Short Funds, the reason for the respective increase or decrease in brokerage commissions for the year ended August 31, 2000 was due to the respective increase or decrease in the Fund's trading volumes.

          In no instance will portfolio securities be purchased from or sold to CSAM, CSAM Ltd., CSAMSI or Credit Suisse First Boston ("CSFB") or any affiliated person of such companies except as permitted by the SEC exemptive order or by applicable law. In addition, the Funds will not give preference to any institutions with whom the Funds enter into distribution or shareholder servicing agreements concerning the provision of distribution services or support services.

                               PORTFOLIO TURNOVER

          The Funds do not intend to seek profits through short-term trading, but the rate of turnover will not be a limiting factor when a Fund deems it desirable to sell or purchase securities. The Funds' portfolio turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation.

          Certain practices that may be employed by the Funds could result in high portfolio turnover. For example, options on securities may be sold in anticipation of a decline in the price of the underlying security (market decline) or purchased in anticipation of a rise in the price of the underlying security (market rise) and later sold. To the extent that its portfolio is traded for the short-term, a Fund will be engaged essentially in trading activities based on short-term considerations affecting the value of an issuer's stock instead of long-term investments based on fundamental valuation of securities. Because of this policy, portfolio securities may be sold without regard to the length of time for which they have been held.

          It is not possible to predict the Funds' portfolio turnover rates. High portfolio turnover rates (100% or more) may result in higher brokerage commissions, dealer markups or underwriting commissions as well as other transaction costs. In addition, gains realized from portfolio turnover may be taxable to shareholders. For the fiscal year ended August 31, 2001, the Global Technology Fund's turnover rate was 100%, the Municipal Bond Fund's turnover rate was 139%, the Select Equity Fund's turnover rate was 141%, and the Long-Short Fund's turnover rate was 306%.

                             MANAGEMENT OF THE FUNDS

          OFFICERS AND BOARD OF DIRECTORS. The business and affairs of each Fund are managed by the Board of Directors in accordance with the laws of the State of Maryland. Each Board elects officers who are responsible for the day-to-day operations of a Fund and who execute policies authorized by the Board. Under each Fund's charter, a Board may classify or reclassify any unissued shares of the Funds into one or more additional classes by setting or changing in any one or more respects their relative rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption. A Board may similarly classify or reclassify any class of its shares into one or more series and, without shareholder approval, may increase the number of authorized shares of the Funds.

          The names (and ages) of each Fund's Directors and officers, their addresses, present positions and principal occupations during the past five years and other affiliations are set forth below.

Richard H. Francis (68)                               DIRECTOR
40 Grosvenor Road                                     Currently retired; Executive Vice President and Chief
Short Hills, New Jersey 07078                         Financial Officer of Pan Am Corporation and Pan American
                                                      World Airways, Inc. from 1988 to 1991; Director/Trustee of other Credit Suisse Funds and other CSAM-advised investment companies.


Jack W. Fritz (73)                                    DIRECTOR
2425 North Fish Creek Road                            Private investor; Consultant and Director of Fritz
P.O. Box 1287                                         Broadcasting, Inc. and Fritz Communications (developers and
Wilson, Wyoming 83014                                 operators of radio stations) since 1987; Director of Advo,
                                                      Inc. (direct mail advertising); Director/Trustee of other
                                                      Credit Suisse Funds and other CSAM-advised investment
                                                      companies.


Jeffrey E. Garten (54)                                DIRECTOR
Box 208200                                            Dean of Yale School of Management and William S. Beinecke
New Haven, Connecticut  06520-8200                    Professor in the Practice of International Trade and
                                                      Finance; Undersecretary of Commerce for International Trade
                                                      from November 1993 to October 1995; Professor at Columbia
                                                      University from September 1992 to November 1993; Director
                                                      of Aetna, Inc.; Director of Calpine Energy Corporation;
                                                      Director/Trustee of other Credit Suisse Funds and other
                                                      CSAM-advised investment companies.


Peter F. Krogh (64)                                   DIRECTOR
301 ICC                                               Dean Emeritus and Distinguished Professor of International
Georgetown University                                 Affairs at the Edmund A. Walsh School of Foreign Service,
Washington, DC 20057                                  Georgetown University; Moderator of PBS foreign affairs
                                                      television series; Member of Board of The Carlisle Companies
                                                      Inc.; Member of Selection Committee for Truman Scholars and
                                                      Henry Luce Scholars; Senior Associate of Center for
                                                      Strategic and International Studies; Trustee of numerous
                                                      world affairs organizations; Director/Trustee of other
                                                      Credit Suisse Funds and other CSAM-advised investment
                                                      companies.

James S. Pasman, Jr. (70)                             DIRECTOR
29 The Trillium                                       Currently retired; President and Chief Operating Officer of
Pittsburgh, Pennsylvania 15238                        National InterGroup, Inc. from April 1989 to March 1991;
                                                      Chairman of Permian Oil Co. from April 1989 to March 1991;
                                                      Director of Education Management Corp., Tyco International
                                                      Ltd.; Trustee, Deutsche VIT Funds; Director/Trustee of other
                                                      Credit Suisse Funds and other CSAM-advised investment
                                                      companies.

William W. Priest(1) (59)                             DIRECTOR
12 East 49th Street                                   Senior Partner and Fund Manager, Steinberg Priest Capital
12th Floor                                            Management since March 2001; Chairman and Managing Director
New York, New York 10017                              of CSAM from 2000 to February 2001, Chief Executive Officer and Managing Director of CSAM from 1990 to 2000;
                                                      Director/Trustee of other Credit Suisse Funds and other
                                                      CSAM-advised investment companies.


------------------------------
(1) Indicates a Director who is an "interested person" of the Fund as defined in the 1940 Act.


Steven N. Rappaport (52)                              DIRECTOR
40 East 52nd Street,                                  President of Loanet, Inc. (on-line accounting service) since
New York, New York 10022                              1997; Executive Vice President of Loanet, Inc. from 1994 to
                                                      1997; Director, President, North American Operations, and
                                                      former Executive Vice President from 1992 to 1993 of
                                                      Worldwide Operations of Metallurg Inc.; Executive Vice
                                                      President, Telerate, Inc. from 1987 to 1992; Partner in the law firm of Hartman & Craven until 1987; Director/Trustee of other Credit Suisse Funds and other CSAM-advised investment companies.

James P. McCaughan (47)                               CHAIRMAN
466 Lexington Avenue                                  Chief Executive Officer and Managing Director of CSAM;
New York, New York  10017-3147                        Associated with CSAM since 2000; President and Chief
                                                      Operating Officer of Oppenheimer Capital from 1998 to 1999;
                                                      President and Chief Executive Officer of UBS Asset
                                                      Management (New York) Inc. from 1996 to 1998; Functional
                                                      Advisor (Institutional Asset Management) of Union Bank of
                                                      Switzerland from 1994 to 1996; Officer of other Credit
                                                      Suisse Funds and other CSAM-advised investment companies.

Hal Liebes, Esq. (36)                                 VICE PRESIDENT AND SECRETARY
466 Lexington Avenue                                  Managing Director and General Counsel of CSAM; Associated
New York, New York 10017-3147                         with Lehman Brothers, Inc. from 1996 to 1997; Associated
                                                      with CSAM from 1995 to 1996; Associated with CS First Boston
                                                      Investment Management from 1994 to 1995; Associated with
                                                      Division of Enforcement, U.S. Securities and Exchange
                                                      Commission from 1991 to 1994; Officer of CSAMSI, other
                                                      Credit Suisse Funds and other CSAM-advised investment
                                                      companies.

Michael A. Pignataro (41)                             TREASURER AND CHIEF FINANCIAL OFFICER
466 Lexington Avenue                                  Director and Director of Fund Administration of CSAM;
New York, New York 10017-3147                         Associated with CSAM since 1984; Officer of other Credit
                                                      Suisse Funds and other CSAM-advised investment companies.

Stuart J. Cohen, Esq. (32)                            ASSISTANT SECRETARY
466 Lexington Avenue                                  Vice President and Legal Counsel of CSAM; Associated with
New York, New York 10017-3147                         CSAM since Credit Suisse acquired the Funds' predecessor
                                                      adviser in July 1999; with the predecessor adviser since
                                                      1997; Associated with the law firm of Gordon Altman Butowsky
                                                      Weitzen Shalov & Wein from 1995 to 1997; Officer of other
                                                      Credit Suisse Funds and other CSAM-advised investment
                                                      companies.

Gregory N. Bressler, Esq. (35)                        ASSISTANT SECRETARY
466 Lexington Avenue                                  Vice President and Legal Counsel of CSAM since January 2000;
New York, New York 10017-3147                         Associated with the law firm of Swidler Berlin Shereff
                                                      Friedman LLP from 1996 to 2000; Officer of other Credit
                                                      Suisse Funds and other CSAM-advised investment companies.

Rocco A. Del Guercio (38)                             ASSISTANT TREASURER
466 Lexington Avenue                                  Vice President and Administrative Officer of CSAM;
New York, New York 10017-3147                         Associated with CSAM since June 1996; Assistant Treasurer,
                                                      Bankers Trust Corp. -- Fund Administration from March 1994 to June 1996; Mutual Fund Accounting Supervisor, Dreyfus
                                                      Corporation from April 1987 to March 1994; Officer of other
                                                      Credit Suisse Funds and other CSAM-advised investment
                                                      companies.

Joseph Parascondola (37)                              ASSISTANT TREASURER
466 Lexington Avenue                                  Assistant Vice President - Fund Administration of CSAM
New York, New York 10017-3147                         since April 2000; Assistant Vice President, Deutsche Asset
                                                      Management from January 1999 to April 2000; Assistant Vice
                                                      President, Weiss, Peck & Greer LLC from November 1995 to
                                                      December 1998; Officer of other Credit Suisse Funds and
                                                      other CSAM-advised investment companies.

No employee of CSAM, CSAM, Ltd., PFPC Inc. ("PFPC") and CSAMSI, the Funds' co-administrators, or any of their affiliates, receives any compensation from the Funds for acting as an officer or director of a Fund. Each Director who is not a director, trustee, officer or employee of CSAM, CSAM Ltd., PFPC, CSAMSI or any of their affiliates receives an annual fee of $750 and $250 for each meeting of the Boards attended by him for his services as Director, and is reimbursed for expenses incurred in connection with his attendance at Board meetings. Each member of the Audit Committee receives an annual fee of $250, and the chairman of the Audit Committee receives an annual fee of $325, for serving on the Audit Committee.

DIRECTORS' TOTAL COMPENSATION FOR FISCAL YEAR ENDED AUGUST 31, 2001

--------------------------------------------------------------------------------------------------------------------
                                                                                                    ALL INVESTMENT
                                       GLOBAL                                                      COMPANIES IN THE
                                     TECHNOLOGY       MUNICIPAL    SELECT EQUITY    LONG-SHORT         CSAM FUND
        NAME OF DIRECTOR                FUND          BOND FUND        FUND            FUND           COMPLEX(1)
--------------------------------------------------------------------------------------------------------------------
William W. Priest(2)                    None             None           None           None            None

Richard H. Francis                    $2,250           $2,250         $2,250         $2,250         $90,250

Jack W. Fritz                         $2,000           $2,000         $2,000         $2,000         $81,750

Jeffrey E. Garten(3)                  $1,750           $2,250         $2,250         $2,500         $81,750

Peter F. Krogh(4)                     $1,063           $1,063         $1,063         $1,063         $44,500

James S. Pasman, Jr.                  $2,250           $2,250         $2,250         $2,500         $90,250

Steven N. Rappaport                   $2,250           $2,250         $2,250         $2,500         $90,700

Alexander B. Trowbridge(5)            $1,075           $1,075         $1,075         $1,075         $42,900

(1) Each Director serves as a Director or Trustee of 45 investment companies and portfolios for which CSAM serves as investment adviser.

(2) Mr. Priest has been a former employee of CSAM, and, accordingly, receives no compensation from any Fund or any other investment company advised by CSAM.

(3)  Mr. Garten became a Director of each Fund effective December 21, 2000.

(4)  Mr. Krogh became a Director of each Fund effective February 6, 2001.

(5) Mr. Trowbridge resigned as a Director of each Fund effective February 6, 2001. A one-time benefit payment of $50,000 was provided by CSAM to Mr. Trowbridge who has agreed to leave the Board prior to the time he would have otherwise retired in order to facilitate the nomination of a consolidated Board for all mutual funds advised by CSAM.

As of November 5, 2001, Directors and officers as a group, owned of record less than 1% of each Fund's outstanding Common Shares. No Director or officer owned any of the Funds' outstanding Institutional Shares.

          INVESTMENT ADVISERS AND CO-ADMINISTRATORS. CSAM, located at 466 Lexington Avenue, New York, New York 10017, serves as investment adviser to each Fund pursuant to a written agreement (the "Advisory Agreement"). CSAM Ltd., located at Beaufort House, 15 St. Botolph Street, London, EC 3A 7JJ, serves as sub-investment adviser to the Global Technology Fund pursuant to a written agreement. CSAM and CSAM Ltd. are indirect wholly-owned subsidiaries of Credit Suisse. Credit Suisse is a global financial services company, providing a comprehensive range of banking and insurance products. Active on every continent and in all major financial centers, Credit Suisse comprises five business units -- Credit Suisse Asset Management (asset management); Credit Suisse First Boston (investment banking); Credit Suisse Private Banking (private banking); Credit Suisse (retail banking); and Winterthur (insurance). Credit Suisse has approximately $680 billion of global assets under management and employs approximately 63,000 people worldwide. The principal business address of Credit Suisse is Paradeplatz 8, CH 8070, Zurich, Switzerland.

          CSAM's predecessor, BEA Associates, had rendered advisory services to the predecessor to the Funds, each a series of The RBB Fund, Inc. (the "BEA Funds"), pursuant to Investment Advisory Agreements (the "BEA Advisory Agreements"). CSAM, together with its predecessor firms, has been engaged in the investment advisory business for over 60 years.

          CSAM has investment discretion for the Funds and will make all decisions affecting assets in the Funds under the supervision of the Funds' Board of Directors and in accordance with each Fund's stated policies. The Adviser will select investments for the Funds and will place purchase and sale orders on behalf of the Funds. For its services to the Global Technology, Municipal Bond and Select Equity Funds, CSAM will be paid (before any voluntary waivers or reimbursements) a monthly fee computed at an annual rate of 1.00%, .70% and, .75% of average daily net assets, respectively. CSAM pays CSAM Ltd. a sub-investment advisory fee out of the fees CSAM receives from the Global Technology Fund.

          The Long-Short Fund pays CSAM a basic management fee, computed daily and payable monthly, at the annual rate of 1.50% of the average net assets of the Fund. This basic management fee may be increased or decreased by applying an adjustment formula (the "Performance Adjustment"). The Performance Adjustment is calculated monthly by comparing the Fund's investment performance to a Target (as defined below) during the most recent twelve-month period. The "Target" is the investment record of the Salomon Smith Barney 1-Month U.S. Treasury Bill Index-TM- plus 5 percentage points. The Performance Adjustment is added to or subtracted from the basic fee.

          The Performance Adjustment may increase or decrease the basic fee in five steps. The first step would occur if the Fund's performance during the most recent 12-month period differed from that of the Target by more than one but not more than two percentage points. In this event, the Performance Adjustment would be 0.10%, and the annual rate of the total management fee would be either 1.40% or 1.60%. The second step would occur if the Fund's performance during the most recent 12-month period differed from that of the Target by more than two but not more than three percentage points. In this event, the Performance Adjustment would be 0.20%, and the annual rate of the total management fee would be either 1.30% or 1.70%. The third step would occur if the Fund's performance during the most recent 12-month period differed from that of the Target by more than three but not more than four percentage points. In this event, the Performance Adjustment would be 0.30%, and the annual rate of the total management fee would be either 1.20% or 1.80%. The fourth step would occur if the Fund's performance during the most recent 12-month period differed from that of the Target by more than four but not more than five percentage points. In this event, the Performance Adjustment would be 0.40%, and the annual rate of the total management fee would be either 1.10% or 1.90%. The fifth step would occur if the Fund's performance during the most recent 12-month period differed from that of the Target by five percentage points or more. In this event, the Performance Adjustment would be 0.50%, and the annual rate of the total management fee would be either 1.00% or 2.00%. Thus:

                                                                          PERFORMANCE
          TOTAL MANAGEMENT                     BASIC RATE                  ADJUSTMENT                 FEE RATE
------------------------------------------------------------------------------------------------------------------
No adjustment                                    1.50%                         N/A                      1.50%
------------------------------------------------------------------------------------------------------------------
First Step:
     Performance exceeds Target by more
     than 1 but not more than 2
     percentage points                           1.50                         .10%                      1.60

Performance lags Target by more than
     1 but not more than 2 percent
     points                                      1.50                        (.10)                      1.40
------------------------------------------------------------------------------------------------------------------

Second Step:
     Performance exceeds Target by more
     than 2 but not more than 3
     percentage points                           1.50                         .20                       1.70

Performance lags Target by more than
     1 but not more than 3 percent
     points                                      1.50                        (.20)                      1.30

                                                                          PERFORMANCE
          TOTAL MANAGEMENT                     BASIC RATE                  ADJUSTMENT                 FEE RATE
------------------------------------------------------------------------------------------------------------------
Third Step:
     Performance exceeds Target by more
     than 3 but not more than 4
     percentage points                           1.50                         .30                       1.80

Performance lags Target by more than
     3 but not more than 4 percent
     points                                      1.50                        (.30)                      1.20
------------------------------------------------------------------------------------------------------------------

Fourth Step:
     Performance exceeds Target by more
     than 4 but not more than 5
     percentage points                           1.50                         .40                       1.90

Performance lags Target by more than
     4 but not more than 5 percent
     points                                      1.50                        (.40)                      1.10
------------------------------------------------------------------------------------------------------------------

Fifth Step:
     Performance exceeds Target by more
     than 5 percentage points                    1.50                         .50                       2.00

Performance lags Target by more than
     5 percent points                            1.50                        (.50)                      1.00
------------------------------------------------------------------------------------------------------------------

          CSAMSI and PFPC, an indirect, wholly owned subsidiary of PNC Bank Corp., both serve as co-administrators to the Funds pursuant to separate written agreements (the "CSAMSI Co-Administration Agreements" and the "PFPC Co-Administration Agreements," respectively). CSAMSI became co-administrator to each Fund on November 1, 1999. Prior to that, Counsellors Funds Service, Inc. ("Counsellors Service") served as co-administrator to the Funds. BEA Associates, the predecessor of CSAM, and PFPC had served as co-administrators to the Advisor Class of the BEA Funds. For the services provided by CSAMSI under the CSAMSI Co-Administration Agreements, each Fund pays CSAMSI a fee calculated at an annual rate of .05% of each Fund's first $125 million in average daily net assets of the Common Shares and .10% of average daily net assets of the Common Shares over $125 million. Each class of shares of the Funds bears its proportionate share of fees payable to CSAMSI and PFPC in the proportion that its assets bear to the aggregate assets of the Funds at the time of calculation.

          As of February 5, 2001, PFPC receives a fee calculated on each Fund's average daily net assets, subject to a minimum annual fee and exclusive of out-of-pocket expenses, as follows:

FUND                                                                    ANNUAL RATE
------------------------------------------------------------------------------------------------------------------
Global Technology                                            .08% for the first $500 million
                                                             .07% for next $1 billion
                                                             .06% for over $1.5 billion

Select Equity & Long-Short                                   .075% for the first $500 million
                                                             .065% for next $1 billion
                                                             .055% for over $1.5 billion

Municipal Bond                                               .07% for the first $150 million
                                                             .06% for next $150 million
                                                             .05% for over $300 million

          For the past three fiscal years ended August 31, the Funds have paid csaM or BEA Associates advisory fees and csaM or BEA Associates has waived fees and/or reimbursed expenses of the Funds under the Advisory Agreements or BEA Advisory Agreements as follows:


AUGUST 31, 2001



                                                     FEES PAID
FUND                                              (AFTER WAIVERS)            WAIVERS            REIMBURSEMENTS
----                                              ---------------            -------            --------------
Global Technology                               $    2,321,035           $   289,209          $         0
Municipal Bond                                  $        7,189           $   129,705          $    38,463
Select Equity                                   $            0           $   114,684          $   143,057
Long-Short                                      $            0           $    69,552          $    66,213


AUGUST 31, 2000


                                                    FEES PAID
FUND                                              (AFTER WAIVERS)            WAIVERS            REIMBURSEMENTS
----                                              ---------------            -------            --------------
Global Technology                                  $ 3,387,398             $   208,789         $         0
Municipal Bond                                     $    16,239             $   102,278         $    29,397
Select Equity                                      $    18,715             $    85,919         $    93,867
Long-Short                                         $       599             $    88,716         $    59,965

AUGUST 31, 1999


                                                     FEES PAID
FUND                                              (AFTER WAIVERS)            WAIVERS            REIMBURSEMENTS
----                                              ---------------            -------            --------------
Global Technology                                  $    93,200             $  101,660          $   33,124
Municipal Bond                                     $    64,918             $   95,749          $        0
Select Equity                                      $   111,197             $  139,116          $        0
Long-Short                                         $   193,807             $   97,341          $        0

          From August 31, 1999 to August 31, 2001, the Funds paid BEA Associates or Counsellors Service and PFPC administration fees and BEA Associates or Counsellors Service and PFPC have waived fees and/or reimbursed expenses as follows:

AUGUST 31, 2001

                                   PFPC
                                   ----

                                 FEES PAID
                                  (AFTER                 REIMBURSE-
FUND                              WAIVERS)     WAIVERS     MENTS
----                             ---------    --------   ---------
Municipal Bond                   $ 14,709     $    0     $0
Select Equity                    $  2,465     $11,947    $0
Global Technology                $257,499     $    0     $0
Long-Short                       $  4,143     $5,254     $0


AUGUST 31, 2000

                                PFPC                                                          COUNSELLORS SERVICE
                                ----                                                          -------------------

                              FEES PAID                                                          FEES PAID
                               (AFTER                 REIMBURSE-                                  (AFTER                 REIMBURSE-
FUND                           WAIVERS)     WAIVERS     MENTS        FUND                         WAIVERS)     WAIVERS     MENTS
----                          ---------    --------   ---------      ----                        ---------    --------   ---------
Municipal Bond                $ 35,217     $    0     $0             Municipal Bond                 $    3      $  15        $0
Select Equity                 $ 16,094     $1,076     $0             Select Equity                  $    2      $   8        $0
Global Technology             $443,622     $    0     $0             Global Technology              $6,554      $   0        $0
Long-Short                    $  2,223     $6,336     $0             Long-Short                     $   32      $ 131        $0

AUGUST 31, 1999

                                PFPC                                                          COUNSELLORS SERVICE
                                ----                                                          -------------------

                              FEES PAID                                                       FEES PAID
                               (AFTER                 REIMBURSE-                               (AFTER                 REIMBURSE-
FUND                           WAIVERS)     WAIVERS     MENTS        FUND                      WAIVERS)     WAIVERS     MENTS
----                          ---------    --------   ---------      ----                     ---------    --------   ---------
Municipal Bond                   $ 37,500     $    0     $0         Municipal Bond              $    9      $  40        $0
Select Equity                    $ 41,719     $    0     $0         Select Equity               $    2      $   7        $0
Global Technology                $      0     $24,357    $0         Global Technology           $  246      $9,463       $0
Long-Short                       $ 12,643     $11,902    $0         Long-Short                  $1,036      $4,144       $0

          For the period November 1, 1999 to August 31, 2000 and for the fiscal year ended August 31, 2001, Co-administrative service fees earned and waived by CSAMSI on the Common Shares were as follows:

AUGUST 31, 2001

                                                    FEES PAID
                    FUND                          (AFTER WAIVERS)            WAIVERS            REIMBURSEMENTS
                    ----                          ---------------            -------            --------------
Global Technology                                  $  96,736                $  90,142            $       0
Municipal Bond                                     $      29                $   3,880            $       0
Select Equity                                      $     242                $   2,414            $       0
Long-Short                                         $     282                $     784            $       0



NOVEMBER 1, 1999 - AUGUST 31, 2000

                                                    FEES PAID
                    FUND                          (AFTER WAIVERS)            WAIVERS            REIMBURSEMENTS
                    ----                          ---------------            -------            --------------
Global Technology                                     $173,255                $179,809           $          0
Municipal Bond                                        $     22                $     84           $          0
Select Equity                                         $    115                $    459           $          0
Long-Short                                            $    233                $    929           $          0

          Each class of a Fund bears all of its own expenses not specifically assumed by the Adviser or another service provider to the Fund. General expenses of the Funds not readily identifiable as belonging to a particular Fund are allocated among all investment funds by or under the direction of the Funds' Board of Directors in such manner as the Board determines fair and accurate. Each class of the Funds pays its own administration fees, and may pay a different share than the other classes of the Funds of other expenses (excluding advisory and custodial fees) if those expenses are actually incurred in a different amount by such class or if a class receives different services.

          Global Technology Fund, Select Equity Fund and CSAM have applied for an order of exemption (the "Order") from the Securities and Exchange Commission to permit CSFB to act as lending agent for these Funds, to permit securities loans to broker-dealer affiliates of CSFB, and to permit the investment of cash collateral received by CSFB in the Cash Reserve Portfolio of Credit Suisse Institutional Services Fund (the "Portfolio"). If the Order were granted, the Order will contain a number of conditions that are designed to ensure that CSFB's securities lending program does not involve overreaching by CSAM, CSFB or any of their affiliates. These conditions will include percentage limitations on the amount of a fund's assets that may be invested in the Portfolio, restrictions on the Portfolio's ability to collect sales charges and certain other fees, and a requirement that each fund that invests in the Portfolio will do so at the same price as each other fund and will bear its proportionate shares of expenses and receive its proportionate share of any dividends.

          CODE OF ETHICS. Each Fund, CSAM, CSAM Ltd., and CSAMSI have each adopted a written Code of Ethics (the "Code"), which permits personnel covered by the Code ("Covered Persons") to invest in securities, including securities that may be purchased or held by the Portfolio. The Code also contains provisions designed to address the conflicts of interest that could arise from personal trading by advisory personnel, including: (1) all Covered Persons must report their personal securities transactions at the end of each quarter; (2) with certain limited exceptions, all Covered Persons must obtain preclearance before executing any personal securities transactions; (3) Covered Persons may not execute personal trades in a security if there are any pending orders in that security by the Portfolio; and (4) Covered Persons may not invest in initial public offerings.

          The Board of each Fund reviews the administration of the Code at least annually and may impose sanctions for violations of the Code.

          CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company ("State Street") serves as custodian of each of the Fund's non-U.S. assets and U.S. assets. Pursuant to a custodian agreement (the "Custodian Agreement"), State Street (i) maintains a separate account or accounts in the name of the Funds, (ii) holds and transfers portfolio securities on account of the Funds,
(iii) makes receipts and disbursements of money on behalf of the Funds, (iv) collects and receives all income and other payments and distributions for the account of the Funds' portfolio securities and (v) makes periodic reports to the Boards concerning the Funds' custodial arrangements. With approval of the Board, State Street is authorized to select one or more foreign and domestic banking institutions and securities depositories to serve as sub-custodian on behalf of the Funds. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110.

          Boston Financial Data Services, Inc., an affiliate of State Street ("BFDS"), serves as the shareholder servicing, transfer and dividend disbursing agent of the Funds pursuant to a Transfer Agency and Service Agreement, under which BFDS (i) issues and redeems shares of the Funds, (ii) addresses and mails all communications by the Funds to record owners of Fund shares, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts and (iv) makes periodic reports to the Boards concerning the transfer agent's operations with respect to the Funds. BFDS's principal business address is 66 Brooks Drive, Braintree, MA 02184.

          ORGANIZATION OF THE FUNDS. Each of the Funds is a non-diversified, open-end management investment company. Each Fund was organized as a Maryland corporation on July 31, 1998. On January 1, 2000, the Select Equity Fund changed its name from "Warburg, Pincus Select Economic Value Equity Fund, Inc." to "Warburg, Pincus Focus Fund, Inc." On March 26, 2001, the Select Equity Fund changed its name to "Credit Suisse Warburg Pincus Focus Fund, Inc." On or about December 12, 2001, the Select Equity Fund will further change its name to "Credit Suisse Select Equity Fund, Inc." On March 26, 2001, the Global Technology Fund changed its name to "Credit Suisse Warburg Pincus Global Telecommunications Fund, Inc." On or about December 12, 2001, the Global Technology Fund will change its name from "Credit Suisse Warburg Pincus Global Telecommunications Fund, Inc." to "Credit Suisse Global Technology Fund, Inc." On

March 26, 2001, the Municipal Bond Fund changed its name to "Credit Suisse Warburg Pincus Municipal Bond Fund." On or about December 12, 2001, the Municipal Bond Fund will change its name from "Credit Suisse Warburg Pincus Municipal Bond Fund, Inc." to "Credit Suisse Municipal Bond Fund, Inc." On March 26, 2001, the Long-Short Fund changed its name to "Credit Suisse Warburg Pincus Long-Short Fund, Inc." On or about December 12, 2001, the Long-Short Fund will change its name to "Credit Suisse Long-Short Market Neutral Fund, Inc."

          The Select Equity Fund and Long-Short Market Neutral Fund's charters authorizes each Fund's Board to issue three billion full and fractional shares of capital stock, $.001 par value per share, of which one billion shares are designated Common Shares, one billion shares are designated Institutional Shares and one billion shares are designated Advisor Shares. The Global Technology Fund and Municipal Bond Fund's charters authorizes each Fund's Board to issue four billion full and fractional shares of capital stock, $.001 par value per share, of which one billion shares are designated Common Shares, one billion shares are designated Institutional Shares, one billion shares are designated Advisor Shares and one billion shares are designated Class A Shares. Under each Fund's charter documents, the Board has the power to classify or reclassify any unissued shares of the Fund into one or more additional classes by setting or changing in any one or more respects their relative rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption. A Board may similarly classify or reclassify any class of its shares into one or more series and, without shareholder approval, may increase the number of authorized shares of the Fund.

          With the exception of the Global Technology Fund and Select Equity Fund, each Fund currently has three separate classes of shares: Common Shares, Institutional Shares and Class A Shares. The Global Technology Fund currently has only Common and Class A Shares. The Select Equity Fund currently has five separate classes of shares: Common Shares, Institutional Shares, Class A Shares, Class B Shares and Class C Shares.

          Shares of each class represent equal pro rata interests in the respective Fund and accrue dividends and calculate net asset value and performance quotations in the same manner. Because of the higher fees paid by Common Shares, the total return on Common Shares can be expected to be lower than the total return on Institutional Shares. Investors may obtain information concerning the Institutional Shares and, if and when offered, the Advisor Shares from their investment professional or by calling CSAMSI at 800-927-2874 (800-222-8977 for Institutional Shares). Unless the context clearly suggests otherwise, references to a Fund in this prospectus are to the Fund as a whole and not to any particular class of the Fund's shares.

          Investors in a Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Shareholders of a Fund will vote in the aggregate except where otherwise required by law and except that each class will vote separately on certain matters pertaining to its distribution and shareholder servicing arrangements. There will normally be no meetings of investors for the purpose of electing members of the Board unless and until such time as less than a majority of the members holding office have been elected by investors. Any Director of a Fund may be removed from office upon the vote of shareholders holding at least a majority of the relevant Fund's outstanding shares, at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a Board member at the written request of holders of 10% of the outstanding shares of a Fund.

          Each investor will receive a quarterly statement of his account, as well as a statement of his account after any transaction that affects his share balance or share registration (other than the reinvestment of dividends or distributions or investment made through the Automatic Monthly Investment Plan). Each Fund will also send to its investors a semiannual report and an audited annual report, each of which includes a list of the investment securities held by the Fund and a statement of the performance of the Fund. Periodic listings of the investment securities held by the Fund, as well as certain statistical characteristics of the Fund, may be obtained by calling Credit Suisse Funds at 800-927-2874 or on the Credit Suisse Funds web site at www.creditsuissefunds.com.

                     DISTRIBUTION AND SHAREHOLDER SERVICING.

          DISTRIBUTOR. CSAMSI serves as distributor of the Funds' shares. CSAMSI offers each Fund's shares on a continuous basis. CSAMSI's principal business address is 466 Lexington Avenue, New York, New York 10017.

          COMMON SHARES. No compensation is payable by the Funds to CSAMSI for distribution services; however, pursuant to a separate agreement with CSAM, CSAMSI is compensated for the services provided to the Funds. CSAMSI's principal business address is 466 Lexington Avenue, New York, New York 10017. The Funds have each adopted a Shareholder Servicing and Distribution Plan (the "Common Shares 12b-1 Plan"), pursuant to Rule 12b-1 under the 1940 Act, pursuant to which the Funds pay CSAMSI under the CSAMSI Co-Administration Agreement a fee calculated at an annual rate of .25% of the average daily net assets of the Common Shares of each Fund. The fee is intended to compensate CSAMSI, or to enable CSAMSI to compensate other persons ("Service Providers"), for providing Services (as defined below) to the Funds. Services performed by CSAMSI under the CSAMSI Co-Administration Agreement or Service Providers include (i) services that are primarily intended to result in, or that are primarily attributable to, the sale of the Common Shares, as set forth in the Common Shares 12b-1 Plan ("Selling Services") and (ii) ongoing servicing and/or maintenance of the accounts of Common Shareholders of each Fund, as set forth in the Common Shares 12b-1 Plan ("Shareholder Services", together with Selling Services, "Services"). Shareholder Services may include, without limitation, responding to Fund shareholder inquiries and providing services to shareholders not otherwise provided by the Funds' distributor or transfer agent. Selling Services may include, without limitation, (a) the printing and distribution to prospective investors in Common Shares of prospectuses and statements of additional information describing the Funds; (b) the preparation, including printing, and distribution of sales literature, advertisements and other informational materials relating to the Common Shares; (c) providing telephone services relating to the Funds, including responding to inquiries of prospective Fund investors; (d) formulating and implementing marketing and promotional activities, including, but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising and obtaining whatever information, analyses and reports with respect to marketing and promotional activities that the Funds may, from time to time, deem advisable. In providing compensation for Services in accordance with this Plan, CSAMSI is expressly authorized (i) to make, or cause to be made, payments to Service Providers reflecting an allocation of overhead and other office expenses related to providing Services and (ii) to make, or cause to be made, payments to compensate selected dealers or other authorized persons for providing any Services.

          Payments under the Common Shares 12b-1 Plan are not tied exclusively to the distribution expenses actually incurred by CSAMSI under the CSAMSI Co-Administration Agreement or any other service provider and the payments may exceed distribution expenses actually incurred.

          Pursuant to the Common Shares 12b-1 Plan, CSAMSI provides the Board with periodic reports of amounts expended under the Common Shares 12b-1 Plan and the purpose for which the expenditures were made.

          The Common Shares 12b-1 Plans were adopted on November 1, 1999. Prior to that date, a substantially similar plan was in place with respect to the Common Shares of each Fund. For the fiscal year ended August 31, 2001, the Common Class shares of the Global Technology Fund, the Municipal Bond Fund, the Select Equity Fund and the Long-Short Fund have paid CSAMSI under the Common Shares 12b-1 Plans $652,560, $19,547, $15,005 and $4,789,
respectively.

          Each Fund has authorized certain broker-dealers, financial institutions, recordkeeping organizations and other financial intermediaries (collectively, "Service Organizations") or, if applicable, their designees to enter confirmed purchase and redemption orders on behalf of their clients and customers, with payment to follow no later than the Fund's pricing on the following business day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses. The Fund may be deemed to have received a purchase or redemption order when a Service Organization, or, if applicable, its authorized designee, accepts the order. Such orders received by the Fund in proper form will be priced at the Fund's net asset value next computed after they are accepted by the Service Organization or its authorized designee. Service Organizations may impose transaction or administrative charges or other direct fees, which charges or fees would not be imposed if Fund shares are purchased directly from the Funds.

          For administration, subaccounting, transfer agency and/or other services, CSAM or its affiliates may pay Service Organizations a fee of up to
 .50% of the average annual value of accounts with the Funds maintained by such Service Organizations. Service Organizations may also be paid additional amounts on a one-time or ongoing basis, which may include a fee of up to 1.00% of new assets invested in a fund. The Service Fee payable to any one Service Organization is determined based upon a number of factors, including the nature and quality of services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Organization or recordkeeper. The Funds may reimburse part of the Service Fee at rates they would normally pay to the transfer agent for providing the services.

          CLASS A SHARES - GLOBAL TECHNOLOGY FUND AND MUNICIPAL BOND FUND ONLY. The Global Technology and Municipal Bond Funds have each adopted a Plan of Distribution (the "A Shares 12b-1 Plans") for Class A shares of the Funds to permit the Funds to compensate CSAMSI for activities associated with the distribution of these shares.

          The A Shares 12b-1 Plans were initially approved by the Directors of each Fund, including a majority of the non-interested Directors, on October 2, 2001, and by the sole shareholder of each Class of each Fund on October 2, 2001. As approved, the A Share 12b-1 Plans currently provide that a service fee of .25% per year of the average daily net assets of the Class A shares of each of the Funds will be paid as compensation to CSAMSI.

          With respect to certain sales of Class A shares through a broker-dealer, financial intermediary or financial institution (each a "financial representative"), CSAMSI pays the financial representative a concession at the time of sale. In addition, an ongoing maintenance fee is typically paid to financial representatives on sales of Class A shares. The payments to the financial representatives will continue to be paid for as long as the related assets remain in the Funds.

          In addition to the concession and maintenance fee paid to financial representatives, CSAMSI or its affiliates may from time to time pay additional compensation on a one-time or ongoing basis to financial representatives in connection with the sale of shares, which may include a fee of up to 1.00% of new assets invested in a fund. Such additional amounts may be utilized, in whole or in part, in some cases together with other revenues of such financial representatives, to provide additional compensation to registered representatives or employees of such intermediaries who sell shares of the Funds. On some occasions, such compensation will be conditioned on the sale of a specified minimum dollar amount of the shares of the Funds during a specific period of time. Such incentives may take the form of payment for meals, entertainment, or attendance at educational seminars and associated expenses such as travel and lodging. Such intermediary may elect to receive cash incentives of equivalent amounts in lieu of such payments.

          GENERAL. Eash of the Common Shares 12b-1 Plans and the A Shares 12b-1 Plans will continue in effect for so long as its continuance is separately, specifically approved at least annually by each Fund's Board, including a majority of the Directors/Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the 12b-1 Plans ("Independent Directors/Trustees"). Any material amendment of any Common Shares 12b-1 Plans or A Shares 12b-1 Plans would require the approval of the Board in the same manner. Neither the Common Shares 12b-1 Plans nor the A Shares 12b-1 Plans may be amended to increase materially the amount to be spent thereunder without shareholder approval of the relevant class of shares. Each Common Shares 12b-1 Plan or A Shares 12b-1 Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Directors/Trustees or by a vote of a majority of the outstanding voting securities of the relevant class of shares.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

          The offering price of each Fund's shares is equal to the per share net asset value of the relevant class of shares of the Fund, plus, in the case of Class A shares of the Global Technology or Municipal Bond Funds, any applicable sales charges.

          To purchase Common Shares shares directly from the Funds, contact the Funds to obtain an application. Fill it out and mail it to the Funds along with an investment check, payable to the Funds. The Funds cannot accept "starter" checks that do not have your name preprinted on them. The Funds also cannot accept checks payable to you or to another party and endorsed to the order of the Funds. These types of checks may be returned to you and your purchase order may not be processed.

          As a convenience to the investor and to avoid unnecessary expense to the Funds, share certificates representing shares of the Funds purchased are not issued except upon the written request of the shareholder and payment of a fee in the amount of $50 for such share issuance. The Funds retain the right to waive such fee in their sole discretion. This facilitates later redemption and relieves the shareholder of the responsibility and inconvenience of preventing the share certificates from becoming lost or stolen. No certificates are issued for fractional shares (although such shares remain in the shareholder's account on the books of the Funds).

          Brokerage firms and other intermediaries which have entered into the appropriate selling or service agreement with the Funds are authorized to accept orders on the Funds' behalf. Shareholders maintaining Fund accounts through brokerage firms and other intermediaries should be aware that such institutions may necessarily set deadlines for receipt of transaction orders from their clients that are earlier than the transaction times of a Fund itself so that the institutions may properly process such orders prior to their transmittal to the Fund or CSAMSI. Should an investor place a transaction order with such an intermediary after its deadline, the intermediary may not effect the order with the Fund until the next business day. Accordingly, an investor should familiarize himself or herself with the deadlines set by his or her institution. (For example, a brokerage firm may accept purchase orders from its customers up to 2:15 p.m. for issuance at the 4:00 p.m. transaction time and price.) A brokerage firm acting on behalf of a customer in connection with transactions in Fund shares is subject to the same legal obligations imposed on it generally in connection with transactions in securities for a customer, including the obligation to act promptly and accurately.

          SPECIAL PROVISIONS APPLICABLE TO THE GLOBAL TECHNOLOGY AND MUNICIPAL BOND FUNDS CLASS A SHARES ONLY. Class A shares are designed for investors seeking the advice of financial representatives and are not being offered directly from the Funds. All Class A shares purchased are confirmed to each shareholder and are credited to such shareholder's account at net asset value after receipt in good order and deduction of any applicable sales charge.

          Class A shares of the Global Technology Fund and Municipal Bond Fund are sold to investors at the public offering price, which is the net asset value plus the applicable sales charge (unless you are entitled to a waiver):

      INITIAL SALES CHARGE -- CLASS A OF THE GLOBAL TECHNOLOGY FUND

--------------------------------------------------------------------------------------------------------------------
AMOUNT PURCHASED                                     AS A % OF AMOUNT      AS A % OF        COMMISSION TO FINANCIAL
                                                         INVESTED        OFFERING PRICE    REPRESENTATIVE AS A % OF
                                                                                                OFFERING PRICE
--------------------------------------------------------------------------------------------------------------------
Less than $50,000                                         6.10%              5.75%                   5.00%
$50,000 to less than $100,000                             4.99%              4.75%                   4.00%
$100,000 to less than $250,000                            3.90%              3.75%                   3.00%
$250,000 to less than $500,000                            2.56%              2.50%                   2.00%
$500,000 to less than $1,000,000                          2.04%              2.00%                   1.75%
$1,000,000 or more                                          0*                 0                    1.00%**


        INITIAL SALES CHARGE -- CLASS A SHARES OF THE MUNICIPAL BOND FUND

--------------------------------------------------------------------------------------------------------------------
AMOUNT PURCHASED                                     AS A % OF AMOUNT      AS A % OF        COMMISSION TO FINANCIAL
                                                         INVESTED        OFFERING PRICE    REPRESENTATIVE AS A % OF
                                                                                                OFFERING PRICE
--------------------------------------------------------------------------------------------------------------------
Less than $50,000                                         4.99%              4.75%                   5.00%
$50,000 to less than $100,000                             4.71%              4.50%                   4.00%
$100,000 to less than $250,000                            3.63%              3.50%                   3.00%
$250,000 to less than $500,000                            2.56%              2.50%                   2.00%
$500,000 to less than $1,000,000                          2.04%              2.00%                   1.75%
$1,000,000 or more                                          0*                 0                    1.00%**

* ON PURCHASES OF $1,000,000 OR MORE, THERE IS NO INITIAL SALES CHARGE ALTHOUGH THERE COULD BE A LIMITED CDSC (AS DESCRIBED IN THE PROSPECTUS).

** THE DISTRIBUTOR MAY PAY A FINANCIAL REPRESENTATIVE A FEE OF UP TO 1% AS FOLLOWS: 1% ON PURCHASES UP TO AND INCLUDING $3 MILLION, .50% ON THE NEXT $47 MILLION, .25% ON PURCHASE AMOUNTS OVER $50 MILLION.

                    The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of the Funds made at one time by "any purchaser." The term "purchaser" includes:

- an individual, the individual's spouse or domestic partner, and their children and parents (each, an "immediate family member"), including any Individual Retirement Account (IRA) of the individual or an immediate family member;

- any company controlled by the individual and/or an immediate family member (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners);

- a trust created by the individual and/or an immediate family member, the beneficiaries of which are the individual and/or an immediate family member;

- a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual and/or an immediate family member.

                    From time to time, the distributor may re-allow the full amount of the sales charge to brokers as a commission for sales of such shares. Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of the Funds as defined in the Securities Act of 1933, as amended.

                    Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Funds' Class A shares. Some may establish higher minimum investment requirements than set forth in the Prospectus. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services, which charges would reduce the client's return. Firms also may hold the Fund's Class A shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Funds' transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Funds and/or from CSAMSI or an affiliate for recordkeeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may have access to their clients' direct Fund accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursements of cash dividends. Such firms may receive compensation from the Funds and/or from CSAMSI or an affiliate for these services. The Prospectus relating to Class A shares should be read in connection with such firms' material regarding their fees and services.

                    INITIAL SALES CHARGES WAIVERS. The initial sales charge may be waived for the following shareholders or transactions: (1) investment advisory clients of the Adviser; (2) officers, Directors and retired Directors of the Funds, directors or trustees of other investment companies managed by the Adviser, officers, directors and full-time employees of the Adviser and of its wholly-owned subsidiaries or parent entities ("Related Entities"); or the spouse, siblings, children, parents or grandparents of any such person or any such person's spouse (collectively, "relatives"), or any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative; or the estate of any such person or relative, if such sales are made for investment purposes (such shares may not be resold except to the Funds); (3) an agent or broker of a dealer that has a sales agreement with the distributor, for their own account or an account of a relative of any such person, or any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative (such shares may not be resold except to the Funds); (4) shares purchased by registered investment advisers on behalf of fee-based accounts or by broker-dealers that have sales agreements with the Funds and for which shares have been purchased on behalf of wrap fee client accounts and for which such registered investment advisers or broker-dealers perform advisory, custodial, record keeping or other services; (5) shareholders who received shares in the Credit Suisse Funds as a result of the merger of Neuwirth Fund, Inc., Pine Street Fund, Inc. or deVegh Mutual Fund, Inc., and who have maintained their investment in such shares; (6) shares purchased for 401(k) Plans, 403(b) Plans and 457 Plans; and employee benefit plans sponsored by an employer; pension plans; and (7) Class A shares acquired when dividends and distributions are reinvested in the Funds.

          REDEMPTIONS. Shares of the Funds may be redeemed at a redemption price equal to the net asset value per share, as next computed as of the regular trading session of the NYSE following the receipt in proper form by the Funds of the shares tendered for redemption, less any applicable contingent deferred sales charge in the case of certain redemptions of Class A shares of the Funds.

          Under the 1940 Act, a Fund may suspend the right to redemption or postpone the date of payment upon redemption for any period during which NYSE is closed (other than customary weekend and holiday closings), or during which trading on said Exchange is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of Fund securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

          If conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, a Fund may make payment wholly or partly in securities or other investment instruments which may not constitute securities as such term is defined in the applicable securities laws. If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds. The Funds have elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which a Fund is obligated to redeem shares, with respect to any one shareholder during any 90- day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of that Fund at the beginning of the period.

          AUTOMATIC CASH WITHDRAWAL PLAN. An automatic cash withdrawal plan (the "Plan") is available to shareholders who wish to receive specific amounts of cash periodically. Withdrawals may be made under the Plan by redeeming as many shares of the relevant Fund as may be necessary to cover the stipulated withdrawal payment. To the extent that withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in a Fund, there will be a reduction in the value of the shareholder's investment and continued withdrawal payments may reduce the shareholder's investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in a Fund.

                               EXCHANGE PRIVILEGE

          An exchange privilege with certain other funds advised by CSAM is available to investors in each Fund. A Common Shareholder may exchange Common Shares of a Fund for Common Shares of another Fund or for Common Shares of another Credit Suisse Fund at their respective net asset values. An Institutional Shareholder may exchange Institutional Shares of a Fund for Institutional Shares of another Credit Suisse Fund at their respective net asset values. A

Class A Shareholder of the Funds may exchange those shares for shares of the same class of another Credit Suisse Fund at their respective net asset values, subject to payment of any applicable sales charge differential, or for shares of a Credit Suisse money market fund, without payment of any sales charge differential. Not all Credit Suisse Funds offer all classes of shares.

          If an exchange request is received by Credit Suisse Funds or their agent prior to the close of regular trading on the NYSE, the exchange will be made at each Fund's net asset value determined at the end of that business day. Exchanges must satisfy the minimum dollar amount necessary for new purchases and, except for exchanges of Class A shares of the Funds, will be effected without a sales charge. The Fund may refuse exchange purchases at any time without prior notice.

          The exchange privilege is available to shareholders residing in any state in which the shares being acquired may legally be sold. When an investor effects an exchange of shares, the exchange is treated for federal income tax purposes as a redemption. Therefore, the investor may realize a taxable gain or loss in connection with the exchange. Investors wishing to exchange shares of a Fund for shares in another Credit Suisse Fund should review the prospectus of the other fund prior to making an exchange. For further information regarding the exchange privilege or to obtain a current prospectus for another Credit Suisse Fund, an investor should contact Credit Suisse Funds at 800-927-2874.

          The Funds reserve the right to refuse exchange purchases by any person or group if, in CSAM's judgment, a Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Examples of when an exchange purchase could be refused are when the Fund receives or anticipates receiving large exchange orders at or about the same time and/or when a pattern of exchanges within a short period of time (often associated with a "market timing" strategy) is discerned. The Funds reserve the right to terminate or modify the exchange privilege at any time upon 30 days' notice to shareholders.

                     ADDITIONAL INFORMATION CONCERNING TAXES

          The following is a summary of the material United States federal income tax considerations regarding the purchase, ownership and disposition of shares in the Funds. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the Funds. The summary is based on the laws in effect on the date of this Statement of Additional Information, which are subject to change.

          THE FUNDS AND THEIR INVESTMENTS. Each Fund intends to continue to qualify to be treated as a regulated investment company each taxable year under the Code. To so qualify, a Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings (the "Asset Diversification Requirement") so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, securities of other regulated investment companies, United States government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than United States government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the Fund controls and are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

          As a regulated investment company, a Fund will not be subject to United States federal income tax on its net investment income (I.E., income other than its net realized long- and short-term capital gains) and its net realized long- and short-term capital gains, if any, that it distributes to its shareholders, provided that an amount equal to at least 90% of the sum of its investment company taxable income (I.E., its taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers)), and its net tax-exempt interest income for the taxable year is distributed (the "Distribution Requirement"), but will be subject to tax at regular corporate rates on any taxable income or gains that it does not distribute. Any dividend declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided that such dividend is actually paid by the Fund during January of the following calendar year.

          Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income. The Board of Directors of the Fund will determine annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). Each Fund currently expects to distribute any excess annually to its shareholders. However, if a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses and capital loss carryovers, it will be subject to a corporate tax (currently at a rate of 35%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for United Stares federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their United States federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for United States federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income. Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the Internal Revenue Service (the "IRS").

          The Code imposes a 4% nondeductible excise tax on each Fund to the extent the Fund does not distribute by the end of any calendar year at least 98% of its net investment income for that year and 98% of the net amount of its capital gains (both long-and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this tax.

          If, in any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits would constitute dividends (eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains or tax-exempt interest. If a Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, if a Fund failed to qualify as a regulated investment company for a period greater than one taxable year, the Fund may be required to recognize any net built-in gains (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

          A Fund's short sales against the box, if any, and transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (I.E., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (I.E., treat them as if they were closed out) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it engages in short sales or acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

          A Fund's investments in zero coupon securities, if any, may create special tax consequences. Zero coupon securities do not make interest payments, although a portion of the difference between a zero coupon security's face value and its purchase price is imputed as income to the Fund each year even though the Fund receives no cash distribution until maturity. Under the U.S. federal tax laws, the Fund will not be subject to tax on this income if it pays dividends to its shareholders substantially equal to all the income received from, or imputed with respect to, its investments during the year, including its zero coupon securities. These dividends ordinarily will constitute taxable income to the shareholders of the Fund.

          "Constructive sale" provisions apply to activities by the Fund which lock in gain on an "appreciated financial position." Generally, a "position" is defined to include stock, a debt instrument, or partnership interest, or an interest in any of the foregoing, including through a short sale, an option, or a future or forward contract. The entry into a short sale, a swap contract or a future or forward contract relating to an appreciated direct position in any stock or debt instrument, or the acquisition of a stock or debt instrument at a time when the Fund holds an offsetting (short) appreciated position in the stock or debt instrument, is treated as a "constructive sale" that gives rise to the immediate recognition of gain (but not loss). The application of these rules may cause the Fund to recognize taxable income from these offsetting transactions in excess of the cash generated by such activities.

          The Municipal Bond Fund is designed to provide investors with current tax-exempt interest income. Exempt interest dividends distributed to shareholders by this Fund are not included in the shareholder's gross income for regular federal income tax purpose. In order for the Municipal Bond Fund to pay exempt interest dividends during any taxable year, at the close of each fiscal quarter at least 50% of the value of the Fund must consist of exempt interest obligations.

          In addition, the Municipal Bond Fund may not be an appropriate investment for entities which are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a nonexempt person who regularly uses a part of such facilities in his trade or business and (a) whose gross revenues are more than 5% of the total revenue derived by all users of such facilities, (b) who occupies more than 5% of the entire usable area of such facilities, or (c) for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholder.

          The alternative minimum tax is a special tax that applies to a limited number of taxpayers who have certain adjustments or tax preference items. Available returns on Alternative Minimum Tax Bonds acquired by a Fund may be lower than those from other municipal obligations acquired by the Municipal Bond Fund due to the possibility of federal, state and local alternative minimum or minimum income tax liability on Alternative Minimum Tax Bonds.

          Under the Code, interest on specified private activity bonds issued after August 7, 1986, although otherwise exempt from federal income tax, is treated as an item of tax preference for purposes of the alternative minimum tax on individuals and corporations. If the Municipal Bond Fund invests in such specified "private activity bonds," it will report a portion of the "exempt-interest dividends" paid to its shareholders as interest on specified private activity bonds, and hence as a tax preference item. In addition, exempt interest dividends are included in adjusted current earnings. The amount of the alternative minimum tax imposed by the Code is the excess, if any, of the taxpayer's "tentative minimum tax" over the taxpayer's regular tax liability for the taxable year. The "tentative minimum tax" is equal to (i) 26% of the first

$175,000, and 28% of any amount over $175,000 (for corporations, 20% of the whole), of the taxpayer's alternative minimum taxable income (defined as regular taxable income modified by certain adjustments and increased by the taxpayer's "items of tax preference," including the adjustment for corporate current earnings and the tax preference for tax-exempt interest on private activity bonds described above) for the taxable year in excess of the exemption amount, less (ii) the alternative minimum tax foreign tax credit for the taxable year. The exemption amount is $40,000 for corporations, $45,000 for those filing joint returns, lesser amounts for others, and is phased out over certain income levels. Prospective investors should consult their own tax advisers with respect to the possible application of the alternative minimum tax to their tax situations.

          In addition, the receipt of Municipal Bond Fund dividends and distributions may affect a foreign corporate shareholder's federal "branch profits" tax liability and a Subchapter S corporation shareholder's federal "excess net passive income" tax liability. Shareholders should consult their own tax advisers as to whether they are (i) substantial users with respect to a facility or related to such users within the meaning of the Code or (ii) subject to a federal alternative minimum tax, any applicable state alternative minimum tax, the federal branch profits tax, or the federal excess net passive income tax.

          Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Municipal Bond Fund is not deductible for income tax purposes if (as expected) the Municipal Bond Fund distributes exempt interest dividends during the shareholder's taxable year. Receipt of exempt interest dividends may result in collateral federal income tax consequences to certain other taxpayers, including financial institutions, property and casualty insurance companies, individual recipients of Social Security or Railroad Retirement benefits, and foreign corporations engaged in a trade or business in the United States. Prospective investors should consult their own tax advisers as to such consequences.

          SPECIAL TAX CONSIDERATIONS. The following discussion relates to the particular federal income tax consequences of the investment policies of the Funds.

          STRADDLES. The options transactions that the Funds enter into may result in "straddles" for federal income tax purposes. The straddle rules of the Code may affect the character of gains and losses realized by the Funds. In addition, losses realized by the Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the investment company taxable income and net capital gain of the Funds for the taxable year in which such losses are realized. Losses realized prior to October 31 of any year may be similarly deferred under the straddle rules in determining the "required distribution" that the Funds must make in order to avoid federal excise tax. Furthermore, in determining their investment company taxable income and ordinary income, the Funds may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. The tax consequences to the Funds of holding straddle positions may be further affected by various elections provided under the Code and Treasury regulations, but at the present time the Funds are uncertain which (if any) of these elections they will make.

          OPTIONS AND SECTION 1256 CONTRACTS. The writer of a covered put or call option generally does not recognize income upon receipt of the option premium. If the option expires unexercised or is closed on an exchange, the writer generally recognizes short-term capital gain. If the option is exercised, the premium is included in the consideration received by the writer in determining the capital gain or loss recognized in the resultant sale. However, certain options transactions as well as futures transactions and transactions in forward foreign currency contracts that are traded in the interbank market, will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year (I.E., marked-to-market), regardless of whether a taxpayer's obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end marking-to-market of Section 1256 contracts is combined (after application of the straddle rules that are described above) with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. The net amount of such gain or loss for the entire taxable year is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, except in the case of marked-to-market forward foreign currency contracts for which such gain or loss is treated as ordinary income or loss. Such short-term capital gain (and, in the case of marked-to-market forward foreign currency contracts, such ordinary income) would be included in determining the investment company taxable income of the relevant Fund for purposes of the Distribution Requirement, even if it were wholly attributable to the year-end marking-to-market of Section 1256 contracts that the relevant Fund continued to hold. Investors should also note that Section 1256 contracts will be treated as having been sold on October 31 in calculating the "required distribution" that a Fund must make to avoid federal excise tax liability.

          Each of the Funds may elect not to have the year-end mark-to-market rule apply to Section 1256 contracts that are part of a "mixed straddle" with other investments of such Fund that are not Section 1256 contracts (the "Mixed Straddle Election").

          FOREIGN CURRENCY TRANSACTIONS. In general, gains from "foreign currencies" and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies will be qualifying income for purposes of determining whether the Fund qualifies as a RIC. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument or how foreign currency options, futures or forward foreign currency contracts will be valued for purposes of the Asset Diversification Requirement.

          Under Code Section 988 special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (I.E., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from certain forward contracts, from futures contracts that are not "regulated futures contracts", and from unlisted options will be treated as ordinary income or loss. In certain circumstances where the transaction is not undertaken as part of a straddle, a Fund may elect capital gain or loss treatment for such transactions. Alternatively, a Fund may elect ordinary income or loss treatment for transactions in futures contracts and options on foreign currency that would otherwise produce capital gain or loss. In general gains or losses from a foreign currency transaction subject to Code Section 988 will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Additionally, if losses from a foreign currency transaction subject to Code Section 988 exceed other investment company taxable income during a taxable year, a Fund will not be able to make any ordinary dividend distributions, and any distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing each shareholder's basis in his Shares.

          PASSIVE FOREIGN INVESTMENT COMPANIES. If a Fund acquires shares in certain foreign investment entities, called "passive foreign investment companies" ("PFIC"), such Fund may be subject to federal income tax and a deferral interest charge on a portion of any "excess distribution" received with respect to such shares or on a portion of any gain recognized upon a disposition of such shares, notwithstanding the distribution of such income to the shareholders of such Fund. Additional charges in the nature of interest may also be imposed on a Fund in respect of such deferred taxes. However, in lieu of sustaining the foregoing tax consequences, a Fund may elect to have its investment in any PFIC taxed as an investment in a "qualified electing fund" ("QEF"). A Fund making a QEF election would be required to include in its income each year a ratable portion, whether or not distributed, of the ordinary earnings and net capital gain of the QEF. Any such QEF inclusions would have to be taken into account by a Fund for purposes of satisfying the Distribution Requirement and the excise tax distribution requirement.

          A Fund may elect (in lieu of paying deferred tax or making a QEF election) to mark-to-market annually any PFIC shares that it owns and to include any gains (but not losses) that it was deemed to realize as ordinary income. A Fund generally will not be subject to deferred federal income tax on any gains that it is deemed to realize as a consequence of making a mark-to-market election, but such gains will be taken into account by the Fund for purposes of satisfying the Distribution Requirement and the excise tax distribution requirement.

          ASSET DIVERSIFICATION REQUIREMENT. For purposes of the Asset Diversification Requirement, the issuer of a call option on a security (including an option written on an exchange) will be deemed to be the issuer of the underlying security. The Internal Revenue Service has informally ruled, however, that a call option that is written by a fund need not be counted for purposes of the Asset Diversification Requirement where the fund holds the underlying security. However, the Internal Revenue Service has also informally ruled that a put option written by a fund must be treated as a separate asset and its value measured by "the value of the underlying security" for purposes of the Asset Diversification Requirement, regardless (apparently) of whether it is "covered" under the rules of the exchange. The Internal Revenue Service has not explained whether in valuing a written put option in this manner a fund should use the current value of the underlying security (its prospective future investment); the cash consideration that must be paid by the fund if the put option is exercised (its liability); or some other measure that would take into account the fund's unrealized profit or loss in writing the option. Under the Code, a fund may not rely on informal rulings of the Internal Revenue Service issued to other taxpayers. Consequently, a Fund may find it necessary to seek a ruling from the Internal Revenue Service on this issue or to curtail its writing of options in order to stay within the limits of the Asset Diversification Requirement.

          FOREIGN TAXES. Dividends and interest received by the Funds on investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. However, tax conventions between certain countries and the United States may reduce or eliminate such taxes. If a Fund qualifies as a regulated investment company, if certain asset and distribution requirements are satisfied and if more than 50% of the Fund's total assets at the close of its fiscal year consists of stock or securities of foreign corporations, the Fund may elect for U.S. income tax purposes to treat foreign income taxes paid by it as paid by its shareholders. A Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If a Fund were to make an election, shareholders of the Fund would be required to take into account an amount equal to their pro rata portions of such foreign taxes in computing their taxable income and then treat an amount equal to those foreign taxes as a U.S. federal income tax deduction or as a foreign tax credit against their U.S. federal income taxes. Shortly after any year for which it makes such an election, each Fund will report to its shareholders the amount per share of such foreign income tax that must be included in each shareholder's gross income and the amount which will be available for the deduction or credit. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed.

          FUND TAXES ON SWAPS. As a result of entering into index swaps, the funds may make or receive periodic net payments. They may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will constitute ordinary income or deductions, while termination of a swap will result in capital gain or loss (which will be a long-term capital gain or loss if a fund has been a party to the swap for more than one year).

          DIVIDENDS AND DISTRIBUTIONS. Dividends of net investment income and distributions of net realized short-term capital gains are taxable to a United States shareholder as ordinary income, whether paid in cash or in shares. Distributions of net-long-term capital gains, if any, that the Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. Dividends and distributions paid by the Fund (except for the portion thereof, if any, attributable to dividends on stock of U.S. corporations received by the Fund) will not qualify for the deduction for dividends received by corporations. Distributions in excess of the Fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital, to the extent of a shareholder's basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund as capital assets).

          Shareholders receiving dividends or distributions in the form of additional shares should be treated for United States federal income tax purposes as receiving a distribution in the amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

          Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.

          If a Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Fund's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (I.E., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

          SALES OF SHARES. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. Such gain or loss will be treated as capital gain or loss, if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in a Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund share held by the shareholder for six months or less will be treated for United States federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share.

          BACKUP WITHHOLDING. A Fund may be required to withhold, for United States federal income tax purposes, 31% of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's United States federal income tax liabilities.

          NOTICES. Shareholders will be notified annually by the relevant Fund as to the United States federal income tax status of the dividends, distributions and deemed distributions attributable to undistributed capital gains (discussed above in "The Funds and Their Investments") made by the Fund to its shareholders. Furthermore, shareholders will also receive, if appropriate, various written notices after the close of the Fund's taxable year regarding the United States federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

          OTHER TAXATION. Distributions also may be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.

THE FOREGOING IS ONLY A SUMMARY OF CERTAIN MATERIAL TAX CONSEQUENCES AFFECTING THE FUNDS AND THEIR SHAREHOLDERS. SHAREHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN THE FUNDS.

                          DETERMINATION OF PERFORMANCE

          TOTAL RETURN. From time to time, a Fund may quote the total return of its Shares in advertisements or in reports and other communications to shareholders. An investor can look for each Fund's net asset value in THE WALL STREET JOURNAL under the heading "Credit Suisse." Depending on a Fund's size, it may not be eligible to be listed. Common Shares of the Funds are listed under the heading "Credit Suisse Com," and the Class A Shares of the Global
Technology or Municipal Bond Funds will be listed under the heading
"Credit Suisse A." Current total return figures may be obtained by calling Credit Suisse Funds at 800-927-2874.

          Each Fund that advertises its "average annual total return" computes such return separately for each class of shares by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

       n
 P(1+T)  = ERV

 Where:   T = average annual total return;

          ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the l, 5 or 10 year (or other) periods at the end of the applicable period (or a fractional portion thereof);

          P = hypothetical initial payment of $1,000; and

          n = period covered by the computation, expressed in years.

          Each Fund that advertises its "aggregate total return" computes such returns separately for each class of shares by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

Aggregate Total Return = [(ERV) - l]
                           ---
                            P

          The calculations are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period. It is also assumed that with respect to the Class A shares of the Global Technology and Municipal Bond Funds, the maximum initial sales charge of 5.75% in the case of the Global Technology Fund and 4.75% in the case of the Municipal Bond Fund was deducted at the time of investment. Investors should note that this performance may not be representative of the Funds' total returns in longer market cycles.

          Although total return is calculated in a separate manner for each class of shares, under certain circumstances, performance information for a class may include performance information of another class with an earlier inception date.

          The average annual total returns for the Common Shares of the following Funds for the year ended August 31, 2001 were as follows:

                                                                                                              SINCE
                                                                  5 YEAR               10 YEAR              INCEPTION
FUND                                           1 YEAR          (ANNUALIZED)         (ANNUALIZED)          (ANNUALIZED)
----                                           ------          ------------         ------------          ------------
Global Technology                             -55.72%               N/A                  N/A                 20.44%
Select Equity                                 -24.68%               N/A                  N/A                  8.72%
Municipal Bond                                 10.24%               N/A                  N/A                  5.46%
Long-Short                                      9.25%               N/A                  N/A                  5.05%

          The aggregate total returns for the Common Shares of the following Funds for the period ended August 31, 2001 since inception were as follows:

FUND                                                                        AGGREGATE RETURN
----                                                                        ----------------
Global Technology                                                               141.69%
Select Equity                                                                     8.72%
Municipal Bond                                                                    5.46%
Long-Short                                                                       15.84%

          Because the Global Technology Fund and Municipal Bond Fund's Class A shares commenced operations on or about December 12, 2001, performance for this class is not presented.

          Performance information provided above reflects the performance of the Advisor Shares of the corresponding BEA Funds to the extent applicable (which are the predecessors of the Funds) for the periods noted.

          Performance information provided above for each Fund also reflects the performance of the Institutional Shares of the corresponding predecessor BEA Fund since inception (as noted below) until the Fund's Common Shares (or BEA Funds' Advisor Shares, as applicable) were first offered (as noted below). Because the BEA Funds' Institutional Shares had no distribution fee and lower co-administration fees, the expenses of the Institutional Shares are lower than those of the Fund's Common Shares (or BEA Funds' Advisor Shares, as applicable). Additionally, the BEA Funds' Institutional Shares performance was favorably affected by expense waivers and/or reimbursements. The performance information provided above has not been restated to reflect the higher expenses of the Fund's Common Shares (or BEA Funds' Advisor Shares, as applicable) or to adjust for the BEA Funds' Institutional Shares expense waivers and/or reimbursements. Had these expense adjustments been made, the performance information shown above for periods prior to the commencement of the Fund's Common Shares (or BEA Funds' Advisor Shares, as applicable) would have been lower.

                                                COMMENCEMENT OF            ADVISOR SHARES OF
                                            INSTITUTIONAL SHARES OF           PREDECESSOR
FUND                                          PREDECESSOR BEA FUND             BEA FUND             COMMON SHARES
----                                          --------------------            ----------            -------------
Global Technology                                     N/A                      12/04/96               12/04/96
Municipal Bond                                      06/17/94                      N/A                 10/30/98
Select Equity                                       07/31/98                      N/A                 10/30/98
Long-Short Fund                                     07/31/98                      N/A                 09/08/98

          The Funds may also from time to time include in such advertising an aggregate total return figure or a total return figure that is not calculated according to the formula set forth above in order to compare more accurately a Fund's performance with other measures of investment return. For example, in comparing a Fund's total return with data published by Lipper Analytical Services, Inc., CDA/Weisenberger Investment Technologies, Inc. or Weisenberger Investment Company Service, or with the performance of the Standard & Poor's 500 Stock Index or the Dow Jones Industrial Average, as appropriate, a Fund may calculate its aggregate and/or average annual total return for the specified periods of time by assuming the investment of $10,000 in Fund shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. The Funds do not, for these purposes, deduct from the initial value invested any amount representing sales charges. The Funds will, however, disclose the maximum sales charge and will also disclose that the performance data do not reflect sales charges and that inclusion of sales charges would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC rules, and all advertisements containing performance data will include a legend disclosing that such performance data represent past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

          YIELD. Certain Funds may advertise a 30-day (or one month) standard yield as described in the Prospectus. Such yields are calculated separately for each class of shares in each Fund in accordance with the method prescribed by the SEC for mutual funds:

                                               6
                           YIELD = 2[(a - b +1)  - 1)
                                      ----
                                       cd

Where:    a =      dividends and interest earned by a Fund during the period;

          b =      expenses accrued for the period (net of reimbursements);

          c = average daily number of shares outstanding during the period, entitled to receive dividends; and

          d = maximum offering price per share on the last day of the period.

For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in the Fund. Except as noted below, interest earned on debt obligations held by a Fund is calculated by computing the yield to maturity of each obligation based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Fund. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market value of such debt obligations. Expenses accrued for the period (variable "b" in the formula) include all recurring fees charged by a Fund to all shareholder accounts in proportion to the length of the base period and the Fund's mean (or median) account size. Undeclared earned income will be subtracted from the offering price per share (variable "d" in the formula).

          With respect to receivables-backed obligations that are expected to be subject to monthly payments of principal and interest ("pay-downs"), (i) gain or loss attributable to actual monthly pay downs are accounted for as an increase or decrease to interest income during the period, and (ii) each Fund may elect either (a) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted average date is not available or (b) not to amortize discount or premium on the remaining security.

          Based on the foregoing calculation, the Standard Yield for the Common Shares of Municipal Bond Fund for the 30-day period ended August 31, 2001 was 3.73%

                       INDEPENDENT ACCOUNTANTS AND COUNSEL

          PricewaterhouseCoopers LLP ("PwC"), with principal offices at Two Commerce Square, 2100 Market Street, Philadelphia, Pennsylvania 19103, serves as independent accountants for each Fund. The financial statements that are incorporated by reference in this Statement of Additional Information have been audited by PwC, and have been included herein in reliance upon the report of such firm of independent accountants given upon their authority as experts in accounting and auditing.

          Willkie Farr & Gallagher serves as counsel for each Fund and provides legal services from time to time for CSAM and CSAMSI.

                                  MISCELLANEOUS

          As of November 5, 2001, the names, address and percentage of ownership of each person that owns of record 5% or more of a class of each Fund's outstanding shares were as follows:

                                                                                                    PERCENT
                                                                                                  OWNED AS OF
FUND                                                     NAME AND ADDRESS                      NOVEMBER 5, 2001
----                                                     ----------------                      ----------------
Select Equity Fund -- Common               Ocean View Memorial Foundation                       12.1%
                                           P O Box 1366
                                           Myrtle Beach, SC 29578-1366

                                           Charles Schwab & Co. Inc.                             10.4%
                                           Special Custody Account for the Exclusive
                                           Benefit of Customers
                                           Attn Mutual Funds
                                           101 Montgomery St.
                                           San Francisco, CA 94104-4122

Municipal Bond Fund -- Common              Ted Shen                                                 5.1%
                                           Personal & Confidential
                                           178 Columbia Heights
                                           Brooklyn, NY 11201-2105

                                                                                                    PERCENT
                                                                                                  OWNED AS OF
FUND                                                     NAME AND ADDRESS                      NOVEMBER 5, 2001
----                                                     ----------------                      ----------------
Global Technology Fund -- Common           Charles Schwab & Co.                                    37.5%
                                           Special Custody Account for the Exclusive
                                           Benefit of Customers
                                           101 Montgomery St.
                                           San Francisco, CA 94104-4122

                                           Nat'l Financial Services Corp                           15.7%
                                           FBO Customers
                                           Church St Station
                                           PO Box 3908
                                           New York, NY 10008-3908

Long-Short Fund -- Common                  Charles Schwab & Co Inc.*                               60.1%
                                           Special Custody Account for the Exclusive
                                           Benefit of Customers
                                           Attn Mutual Funds
                                           101 Montgomery St
                                           San Francisco, CA  94104-4122

                                           Nat'l Financial Svcs Corp*                              26.7%
                                           FBO Customers
                                           Church St Station
                                           PO Box 3908
                                           New York, NY 10008-3908

                                           Merrill Lynch Pierce                                     6.8%
                                           Fenner & Smith Inc.
                                           Building 1 Team A Fl. 2
                                           4800 Deer Lake Drive East
                                           Jacksonville, FL 32246-6486


** The Fund does not believe that these entities are the beneficial owners of the shares held of record by them.


                              FINANCIAL STATEMENTS

          Each Fund's audited ANNUAL REPORT(S), for the classes of shares it makes available, which either accompanies this STATEMENT OF INFORMATION or has previously been provided to the investor to whom this STATEMENT OF ADDITIONAL INFORMATION is being sent, as relevant to the particular investor, is incorporated herein by reference. Each Fund will furnish without charge a copy of the annual report upon request by calling Credit Suisse Funds at 800-927-2874. The Global Technology and Municipal Bond Funds' Class A shares commenced operations on or about December 12, 2001.

                                   APPENDIX A

                             DESCRIPTION OF RATINGS

COMMERCIAL PAPER RATINGS

          Commercial paper rated A-1 by Standard and Poor's Ratings Services ("S&P") indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

          The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

CORPORATE BOND RATINGS

          The following summarizes the ratings used by S&P for corporate bonds:

          AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

          AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

          A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

          BBB - This is the lowest investment grade. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

          BB, B and CCC - Debt rated BB and B are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B, and CCC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

          BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

          B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

          CCC - Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

          CC - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

          C - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

          Additionally, the rating CI is reserved for income bonds on which no interest is being paid. Such debt is rated between debt rated C and debt rated D.

          To provide more detailed indications of credit quality, the ratings may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

          D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

          The following summarizes the ratings used by Moody's for corporate bonds:

          Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

          A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

          Baa - Bonds which are rated Baa are considered as medium-grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

          B - Bonds which are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

          Moody's applies numerical modifiers (1, 2 and 3) with respect to the bonds rated "Aa" through "B." The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

          Caa - Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

          Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

          C - Bonds which are rated C comprise the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

MUNICIPAL NOTE RATINGS

          A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

          "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics are given a plus (+) designation.

          "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

          "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

          Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

          "MIG-1"/"VMIG-1" - This designation denotes best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

          "MIG-2"/"VMIG-2" - This designation denotes high quality, with margins of protection ample although not so large as in the preceding group.

          "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

          "MIG-4"/"VMIG-4" - This designation denotes adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

          "SG" - This designation denotes speculative quality and lack of margins of protection.

          Fitch and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.